UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05426

AIM Investment Funds (Invesco Investment Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	11/30

Date of reporting period:	11/30/22

ITEM 1.        REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not applicable.

Annual Report to Shareholders	November 30, 2022

Invesco SteelPath MLP Alpha Fund

Nasdaq:
A: MLPAX ∎ C: MLPGX ∎ R: SPMGX ∎ Y: MLPOX ∎ R5: SPMHX ∎ R6: OSPAX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
6	Supplemental Information
8	Schedule of Investments
9	Financial Statements
12	Financial Highlights
18	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Fund Expenses
27	Approval of Investment Advisory and Sub-Advisory Contracts
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended November 30, 2022, Class A shares of Invesco SteelPath MLP Alpha Fund (the Fund), at net asset value (NAV), outperformed the S&P 500® Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 11/30/21 to 11/30/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	37.02%
Class C Shares	36.24
Class R Shares	36.99
Class Y Shares	37.55
Class R5 Shares	37.45
Class R6 Shares	37.59
S&P 500 Index	-9.21
Alerian MLP Index	42.25

Source(s): RIMES Technologies Corp.

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 38.20% during the fiscal year ended November 30, 2022. In comparison, master limited partnerships (MLPs), as measured by the Alerian MLP Index (AMZ), generated a total return of 42.25% over the same period. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return of -9.21%.

During the fiscal year the global equity markets were shaken by the Russian invasion of Ukraine, heightened inflation concerns, and rising interest rates. Commodity prices increased, generally driving most energy equity prices higher, midstream equities included. Further, efforts to replace Russian sourced natural gas sparked an increase in commitments to purchase US natural gas, or liquified natural gas, firming future natural gas demand expectations.

The sharp increase in the interest rate environment over the period did not appear to impact the midstream energy sector’s price performance materially. The sector has often traded well in rising rate environments despite the sector’s yield component. We believe it is also worth noting that many midstream contracts include annual rate adjustments linked to inflation indexes such as the Producer Price Index or the Consumer Price Index, which may mitigate the impacts of inflation or benefit cash flows in inflationary environments.

Despite the robust price performance, midstream equities continue to trade at discounted valuations relative to historical valuations. A number of sponsors or parent companies have elected to offer to repurchase their underlying midstream entities from the public markets. In 2022, through November, there were seven take-ins announced with a collective market capitalization of more than $17 billion, which was in addition to several similar transactions in 2021. We estimate that, on average, sponsors paid an approximate 22% premium to the unaffected market price prior to the respective transaction announcements. In addition to sponsor acquisitions, many sector participants have begun executing, or announced plans for, share repurchases, reflecting additional insider investment at today’s valuation levels.

Over the fiscal year, we estimate that a de minimis amount of equity supply entered the market through secondary offerings, initial public offerings, preferred offerings, or at-the-market programs in which primary units trade into the market anonymously throughout the normal trading day. Conversely, Wells Fargo estimates that during the first three quarters of 2022 midstream companies collectively repurchased over $3 billion of equity.1 Midstream companies raised approximately $12 billion of debt capital during the period.1 Most midstream MLPs pay out substantial distributions to investors and, therefore, have historically raised external capital to fund larger growth projects or acquisitions. However, in recent years most sector participants have adjusted their business models to self-fund the equity portion of their investment plans.

Macro Review

West Texas Intermediate (WTI) crude oil prices ended the period at $80.55 per barrel, up 22% over the fiscal year, while global crude prices, as measured by Brent crude oil, traded 21% higher over the fiscal year. During the period crude prices traded well over $100 per barrel before drifting lower. Henry Hub natural gas prices exited November 2022 at $6.93 per million British thermal units, up 52% over the fiscal year after hitting an intra-period high of $10.03 driven by strong export demand resulting from actions associated with the Russia-Ukraine war. Regional price differentials weakened in the Permian basin and Appalachia as production in each basin was nearing available takeaway capacity.

Mont Belvieu natural gas liquids (NGL) prices ended the fiscal year at $32.97 per barrel, a 14% decrease over the previous fiscal year though NGL pricing hit a decadal high of $59.53 per barrel during the period. Pricing for NGL purity products was mixed, with ethane ending the period 9% higher while butane pricing ended the period 28% lower. Frac spreads, a measure of natural gas processing economics, ended the period at $0.23 per gallon, down 36% over the fiscal year. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve inverted over the period as short rates rose more than the yields on longer-dated maturities. The 10-year Treasury yield rose by 216 basis points to end the period at 3.61%. The MLP yield spread at fiscal year-end, as measured by the AMZ and the 10-year Treasury bond, narrowed by 338 basis points to 3.44%.

Over the fiscal year, real estate investment trusts and utilities, two competing yield-oriented equity asset classes, posted total returns of -13.54% (as measured by the Dow Jones Equity REIT Total Return Index) and 13.60% (as measured by the Dow Jones Utility Average Index), respectively, as compared to the AMZ’s 42.25% total return.

Subsector Reviews

Performance for all subsectors in the midstream, or energy infrastructure, asset class was positive over the fiscal year. On average, sector participants in the Gathering and Processing subsector provided the best performance over the period supported by rising production volumes and attractive processing economics. The Petroleum Pipeline subsector also outperformed, also benefiting from increasing production volumes and generally improving demand.

The Propane subsector experienced the weakest, albeit positive, performance over the fiscal year given its modest exposure to resumed production growth and generally lower market beta. Similarly, the Other Energy subsector, which includes fuel distribution companies, also lagged the more production and beta sensitive subsectors over the reporting period.

Fund Review

Key contributors to the Invesco SteelPath MLP Alpha Fund for fiscal year ended November 30, 2022 were Energy Transfer, LP (NYSE: ET) and Western Midstream Partners, LP (NYSE: WES).

ET outperformed over the period after reporting strong earnings and increasing 2022 Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) guidance. Additionally, ET announced a dividend

2                         Invesco SteelPath MLP Alpha Fund

growth plan with the stated goal of returning the distribution to the pre-pandemic level of $1.22 per unit by 2023. ET was well positioned with one of the largest and most diversified portfolios of midstream assets in the United States, with a strategic footprint in all the major domestic production basins.

WES benefited from better-than-expected financial and operating results, as well as stronger than expected stock buybacks, including a large unit repurchase from its sponsor, Occidental Petroleum (NYSE: OXY). WES is a crude and natural gas gathering and processing midstream company focused on the DJ basin and Permian basin.

Key detractors from the Invesco SteelPath MLP Alpha Fund during the fiscal year were Equitrans Midstream Corp. (NYSE: ETRN) and Kinder Morgan Inc. (NYSE: KMI).

ETRN shares underperformed over the period as legal headwinds associated with the company’s Mountain Valley Pipeline project continued. ETRN’s base business of natural gas gathering and transportation in the Appalachian basin remains strong. Its largest customer is EQT Corporation, the largest natural gas producer in the United States.

KMI shares underperformed over the period as the company faced modest headwinds from rising interest rates due to its floating rate debt and upcoming bond refinancings expected in 2023. KMI is one of the largest energy midstream companies in North America. The company owns and operates nearly 84,000 miles of pipelines and 152 terminals. KMI’s pipelines transport natural gas, refined petroleum products, crude oil, condensates and carbon dioxide. We sold our position in KMI during the fiscal year.

Outlook

Midstream companies are generating significantly more free cash flow today than just a few years ago. The midstream energy sector shift to free cash flow has occurred as most sector participants sought to achieve materially higher distribution coverage as well as to retain internal cash to meet capital spending goals and to reduce leverage. However, we believe sector leverage is now largely in line with company targets and, since capital spending plans for the sector have become relatively moderate, we believe we will likely expect to see cash increasingly directed to distribution/dividend increases or share buybacks.

Further, over the past several years, oil and gas producers, key customers of many midstream assets, have become, in our view, far more financially disciplined than in the past. Historically, today’s high pricing would entice oil and gas producers to massively increase capital spending, potentially resulting in a likewise massive cut to capital spending and balance sheet concerns should prices subsequently retreat. Today, capital spending is being restrained as producers remain committed to achieving strong return metrics and returning profits to shareholders.

We believe this change in producer financial discipline is healthy for midstream as well. Ratable producer spending means midstream providers are not being asked to rapidly build new capacity that then may be underutilized after a retraction in commodity pricing. Also, should commodity pricing retreat, we believe producers’ spending is likely to be less impacted, which we expect would result in more stable midstream volumes than past periods of commodity price pullbacks.

Despite these macro and company fundamental improvements, midstream equities trade at valuations substantially below the five- and 10-year averages. Therefore, we continue to believe the sector may provide investors an attractive yield and total return experience over the coming years despite the looming threat of a potential recession.

All data, unless otherwise noted, sourced from Bloomberg LP as of 11/30/2022.

1 Source: Wells Fargo, as of 11/30/2022

Portfolio managers:

Stuart Cartner

Brian Watson

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                         Invesco SteelPath MLP Alpha Fund

Your Fund’s Long-Term Performance

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                         Invesco SteelPath MLP Alpha Fund

Average Annual Total Returns
As of 11/30/22, including maximum applicable sales charges
Class A Shares
Inception (3/31/10)	3.29%
10 Years	1.68
5 Years	4.14
1 Year	30.47
Class C Shares
Inception (8/25/11)	2.79%
10 Years	1.64
5 Years	4.50
1 Year	36.04
Class R Shares
10 Years	1.97%
5 Years	5.00
1 Year	37.94
Class Y Shares
Inception (3/31/10)	4.00%
10 Years	2.50
5 Years	5.58
1 Year	38.67
Class R5 Shares
10 Years	2.35%
5 Years	5.51
1 Year	38.61
Class R6 Shares
Inception (6/28/13)	1.11%
5 Years	5.63
1 Year	38.47

Effective after the close of business on May 24, 2019, Class A, Class C, Class Y and Class I shares of the Oppenheimer SteelPath MLP Alpha Fund (the predecessor fund), were reorganized into Class A, Class C, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer SteelPath MLP Alpha Fund. Note: The Fund was subsequently renamed the Invesco SteelPath MLP Alpha Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class Y and Class R6 shares are those for Class A, Class C, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R and R5 shares incepted after the close of business on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower.

See current prospectus for more information.

5                         Invesco SteelPath MLP Alpha Fund

Supplemental Information

Invesco SteelPath MLP Alpha Fund’s investment objective is to seek total return.

•	Unless otherwise stated, information presented in this report is as of November 30, 2022, and is based on total net assets.
•	Unless otherwise noted, all data is provided by Invesco.
•	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

•	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
•	The Alerian MLP Index is designed to capture the performance of energy master limited partnerships (MLPs).
•	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
•	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

6                         Invesco SteelPath MLP Alpha Fund

Fund Information

Portfolio Composition

By Sector	% of total net assets
Diversified	44.24%
Gathering & Processing	32.43
Petroleum Pipeline Transportation	16.05
Other Energy	2.49
Natural Gas Pipeline Transportation	1.65
Money Market Funds Plus Other Assets Less Liabilities	3.14

Top 10 Master Limited Partnership and Related Entity Holdings*

% of total net assets
1. Energy Transfer L.P.	13.91%
2. MPLX L.P.	13.84
3. Targa Resources Corp.	13.62
4. Western Midstream Partners L.P.	12.23
5. Enterprise Products Partners L.P.	9.75
6. Plains All American Pipeline L.P.	6.81
7. Magellan Midstream Partners L.P.	6.06
8. Williams Cos., Inc.	4.83
9. DCP Midstream L.P.	2.40
10. Hess Midstream L.P., Class A	2.19

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of November 30, 2022.

7                         Invesco SteelPath MLP Alpha Fund

Schedule of Investments

November 30, 2022

	Units	Value
Master Limited Partnerships And Related Entities–96.86%
Diversified–44.24%
Energy Transfer L.P.	9,093,108	$114,027,579
Enterprise Products Partners L.P.	3,221,119	79,915,962
MPLX L.P.	3,337,394	113,438,022
ONEOK, Inc.	234,099	15,665,905
Williams Cos., Inc.	1,140,053	39,559,839
		362,607,307
Gathering & Processing–32.43%
Crestwood Equity Partners L.P.	551,408	16,332,705
DCP Midstream L.P.	501,010	19,709,733
Hess Midstream L.P., Class A	573,651	17,915,121
Targa Resources Corp.	1,500,720	111,638,561
Western Midstream Partners L.P.	3,581,440	100,208,688
		265,804,808
Natural Gas Pipeline Transportation–1.65%
DT Midstream, Inc.	105,235	6,348,828
Equitrans Midstream Corp.	856,784	7,188,415
		13,537,243
Other Energy–2.49%
Sunoco L.P.	114,752	4,927,451
USA Compression Partners L.P.	438,955	8,063,603
Westlake Chemical Partners L.P.	318,343	7,369,641
		20,360,695

	Units	Value
Petroleum Pipeline Transportation–16.05%
Holly Energy Partners L.P.	680,417	$12,737,406
Magellan Midstream Partners L.P.	942,809	49,686,034
Plains All American Pipeline L.P.	4,493,036	55,803,507
Plains GP Holdings L.P., Class A	1,004,599	13,290,845
		131,517,792
Total Master Limited Partnerships And Related Entities (Cost $469,464,743)		793,827,845

	Shares
Money Market Funds–3.80%
Fidelity Treasury Portfolio, Institutional Class, 3.60% (Cost $31,183,850)(a)	31,183,850	31,183,850
TOTAL INVESTMENTS IN SECURITIES–100.66% (Cost $500,648,593)		825,011,695
OTHER ASSETS LESS LIABILITIES–(0.66)%		(5,430,536)
NET ASSETS–100%		$819,581,159

Notes to Schedule of Investments:

(a)	The rate shown is the 7-day SEC standardized yield as of November 30, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco SteelPath MLP Alpha Fund

Statement of Assets and Liabilities

November 30, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $500,648,593)	$825,011,695
Receivable for:
Investments sold	5,691,862
Fund shares sold	270,368
Dividends	81,171
Investment for trustee deferred compensation and retirement plans	91,752
Prepaid state income tax	317,310
Other assets	80,274
Total assets	831,544,432

Liabilities:
Payable for:
Fund shares reacquired	999,571
Federal income tax payable	2,074,900
Deferred tax liability, net	7,367,384
Accrued fees to affiliates	1,080,343
Accrued interest expense	10,166
Accrued trustees’ and officers’ fees and benefits	3,872
Accrued other operating expenses	335,285
Trustee deferred compensation and retirement plans	91,752
Total liabilities	11,963,273
Net assets applicable to shares outstanding	$819,581,159

Net assets consist of:
Shares of beneficial interest	$1,705,832,521
Distributable earnings (loss), net of taxes	(886,251,362)
$819,581,159

Net Assets:
Class A	$366,201,134
Class C	$113,058,652
Class R	$723,895
Class Y	$322,851,262
Class R5	$8,530
Class R6	$16,737,686

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	62,672,400
Class C	22,146,052
Class R	125,545
Class Y	52,220,141
Class R5	1,445
Class R6	2,679,022
Class A:
Net asset value per share	$5.84
Maximum offering price per share (net asset value of $5.84 ÷ 94.50%)	6.18
Class C:
Net asset value and offering price per share	$5.11
Class R:
Net asset value and offering price per share	$5.77
Class Y:
Net asset value and offering price per share	$6.18
Class R5:
Net asset value and offering price per share	$5.90
Class R6:
Net asset value and offering price per share	$6.25

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco SteelPath MLP Alpha Fund

Statement of Operations

For the year ended November 30, 2022

Investment income:
Distributions and dividends (net of return of capital distributions of $44,852,607)	$7,178,054
Less: return of capital on distributions and dividends in excess of cost basis	(1,521,523)
Total investment income	5,656,531

Expenses:
Advisory fees	8,411,301
Administrative services fees	291,538
Custodian fees	45,548
Distribution fees:
Class A	816,300
Class C	1,226,673
Class R	2,484
Transfer agent fees — A, C, R and Y	1,022,628
Transfer agent fees — R5	4
Transfer agent fees — R6	4,659
Interest, facilities and maintenance fees	233,311
State income tax expense	41,800
Federal income tax expense	21,264
Trustees’ and officers’ fees and benefits	24,804
Registration and filing fees	99,478
Reports to shareholders	72,627
Professional services fees	129,651
Other	20,395
Total expenses, before waivers and deferred taxes	12,464,465
Less: Expenses reimbursed	(573,671)
Net expenses, before deferred taxes	11,890,794
Net investment income (loss), before deferred taxes	(6,234,263)
Net deferred tax benefit	6,696,919
Current tax (expense)/benefit	(2,960,626)
Net investment income (loss), net of deferred taxes	(2,497,970)

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	93,182,414
Net deferred tax (expense) benefit	27,142,262
Net realized gain, net of deferred taxes	120,324,676
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	155,411,923
Net deferred tax (expense) benefit	(37,392,365)
Net change in net unrealized appreciation of investment securities, net of deferred taxes	118,019,558
Net realized and unrealized gain, net of deferred taxes	238,344,234
Net increase in net assets resulting from operations	$235,846,264

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco SteelPath MLP Alpha Fund

Statement of Changes in Net Assets

For the years ended November 30, 2022 and 2021

	2022	2021
Operations:
Net investment income (loss), net of deferred taxes	$(2,497,970)	$(16,769,893)
Net realized gain, net of deferred taxes	120,324,676	13,936,173
Change in net unrealized appreciation, net of deferred taxes	118,019,558	216,243,120
Net increase in net assets resulting from operations	235,846,264	213,409,400

Distributions to shareholders from distributable earnings:
Class A	(22,522,216)	—
Class C	(9,396,553)	—
Class R	(35,595)	—
Class Y	(19,510,530)	—
Class R5	(538)	—
Class R6	(1,002,385)	—
Total distributions from distributable earnings	(52,467,817)	—

Return of capital:
Class A	—	(21,470,225)
Class C	—	(13,254,588)
Class R	—	(29,145)
Class Y	—	(21,222,692)
Class R5	—	(538)
Class R6	—	(1,113,779)
Total return of capital	—	(57,090,967)

Share transactions-net:
Class A	13,095,644	16,514,447
Class C	(37,009,644)	(55,520,579)
Class R	225,855	109,850
Class Y	(14,886,204)	(39,002,531)
Class R6	(1,773,421)	(2,228,338)
Net increase (decrease) in net assets resulting from share transactions	(40,347,770)	(80,127,151)
Net increase in net assets	143,030,677	76,191,282

Net assets:
Beginning of year	676,550,482	600,359,200
End of year	$819,581,159	$676,550,482

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco SteelPath MLP Alpha Fund

Financial Highlights

	Years Ended November 30,
Class A	2022	2021	2020	2019	2018*
Per share operating data
Net asset value, beginning of period	$4.56	$3.58	$5.28	$6.56	$7.35
Net investment income (loss)(a)	(0.02)	(0.11)	(0.06)	(0.03)	(0.09)
Return of capital(a)	0.25	0.24	0.29	0.34	0.39
Net realized and unrealized gain (loss)	1.42	1.22	(1.42)	(0.93)	(0.43)
Total from investment operations	1.65	1.35	(1.19)	(0.62)	(0.13)
Less:
Return of capital	—	(0.37)	(0.51)	(0.62)	(0.62)
Dividends from net investment income	(0.37)	—	—	(0.04)	(0.04)
Total distributions	(0.37)	(0.37)	(0.51)	(0.66)	(0.66)
Net asset value, end of period	$5.84	$4.56	$3.58	$5.28	$6.56
Total return(b)	37.02%	38.26%	(22.24)%	(10.69)%	(2.33)%
Net assets, end of period (000’s omitted)	$366,201	$274,904	$203,978	$321,237	$459,733
Portfolio turnover rate	25%	31%	88%	32%	36%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	1.62%	1.65%	1.87%	1.67%	1.68%
Expense (waivers)	(0.08)%	(0.10)%	(0.13)%	(0.08)%	(0.11	)%(c)
With fee waivers and/or expense reimbursements, before taxes(d)	1.54%	1.55%	1.74%	1.59%	1.57%
Deferred/current tax expense (benefit)(e)	0.85%	1.28%	0.77%	-%	0.03%
With fee waivers and/or expense reimbursements, after taxes	2.39%	2.83%	2.51%	1.59%	1.60%

Ratio of investment income (loss):
Ratio of net investment income (loss), before taxes	(0.88)%	(0.92)%	(1.57)%	(0.56)%	(1.29)%
Net of expense (waivers) and before deferred tax benefit (expense)	(0.80)%	(0.82)%	(1.44)%	(0.48)%	(1.18)%
Deferred tax benefit (expense)(f)	0.49%	(1.55)%	—%	—%	—%
Ratio of net investment income (loss), after taxes	(0.31)%	(2.37)%	(1.44)%	(0.48)%	(1.18)%

*	The financial highlights for the year ended November 30, 2018 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.
(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(d)

Includes borrowing, federal income tax, state income tax and franchise tax expense. Without borrowing, state income tax and franchise tax expense, the net expense ratio would be 1.50%, 1.50%, 1.52% 1.55%, and 1.54%, for the years ended November 30, 2022, 2021, 2020, 2019, and 2018, respectively.

(e)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(f)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco SteelPath MLP Alpha Fund

Financial Highlights—(continued)

	Years Ended November 30,
Class C	2022	2021	2020	2019	2018*
Per share operating data
Net asset value, beginning of period	$4.05	$3.23	$4.87	$6.14	$6.97
Net investment income (loss)(a)	(0.05)	(0.12)	(0.08)	(0.07)	(0.14)
Return of capital(a)	0.22	0.21	0.27	0.31	0.39
Net realized and unrealized gain (loss)	1.26	1.10	(1.32)	(0.85)	(0.42)
Total from investment operations	1.43	1.19	(1.13)	(0.61)	(0.17)
Less:
Return of capital	—	(0.37)	(0.51)	(0.62)	(0.62)
Dividends from net investment income	(0.37)	—	—	(0.04)	(0.04)
Total distributions	(0.37)	(0.37)	(0.51)	(0.66)	(0.66)
Net asset value, end of period	$5.11	$4.05	$3.23	$4.87	$6.14
Total return(b)	36.24%	37.41%	(22.94)%	(11.29)%	(3.06)%
Net assets, end of period (000’s omitted)	$113,059	$122,076	$143,085	$266,485	$407,345
Portfolio turnover rate	25%	31%	88%	32%	36%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	2.37%	2.40%	2.62%	2.44%	2.46%
Expense (waivers)	(0.08)%	(0.10)%	(0.13)%	(0.08)%	(0.11	)%(c)
With fee waivers and/or expense reimbursements, before taxes(d)	2.29%	2.30%	2.49%	2.36%	2.35%
Deferred/current tax expense (benefit)(e)	0.85%	1.28%	0.77%	—%	0.03%
With fee waivers and/or expense reimbursements, after taxes	3.14%	3.58%	3.26%	2.36%	2.38%

Ratio of investment income (loss):
Ratio of net investment income (loss), before taxes	(1.63)%	(1.67)%	(2.32)%	1.33%	(2.07)%
Net of expense (waivers) and before deferred tax benefit (expense)	(1.55)%	(1.57)%	(2.19)%	(1.25)%	(1.96)%
Deferred tax benefit (expense)(f)	0.49%	(1.55)%	—%	—%	—%
Ratio of net investment income (loss), after taxes	(1.06)%	(3.12)%	(2.19)%	(1.25)%	(1.96)%

*	The financial highlights for the year ended November 30, 2018 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.
(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(d)

Includes borrowing, federal income tax, state income tax and franchise tax expense. Without borrowing, federal income tax, state income tax and franchise tax expense, the net expense ratio would be 2.25%, 2.25%, 2.28%, 2.32%, and 2.32%, for the years ended November 30, 2022, 2021, 2020, 2019, and 2018, respectively.

(e)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(f)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco SteelPath MLP Alpha Fund

Financial Highlights—(continued)

	Years Ended Novemver 30,			Period ended November 30, 2019(a)
Class R	2022	2021	2020
Per share operating data
Net asset value, beginning of period	$4.51	$3.55	$5.27	$6.80
Net investment income (loss)(b)	(0.03)	(0.12)	(0.06)	(0.02)
Return of capital(b)	0.25	0.24	0.28	0.16
Net realized and unrealized gain (loss)	1.41	1.21	(1.43)	(1.29)
Total from investment operations	1.63	1.33	(1.21)	(1.15)
Less:
Return of capital	—	(0.37)	(0.51)	(0.36)
Dividends from net investment income	(0.37)	—	—	(0.02)
Total distributions	(0.37)	(0.37)	(0.51)	(0.38)
Net asset value, end of period	$5.77	$4.51	$3.55	$5.27
Total return(c)	36.99%	38%	(22.69)%	(17.44)%
Net assets, end of period (000’s omitted)	$724	$374	$200	$87
Portfolio turnover rate	25%	31%	88%	32%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	1.87%	1.90%	2.12%	1.93	%(d)
Expense (waivers)	(0.08)%	(0.10)%	(0.13)%	(0.09	)%(d)
With fee waivers and/or expense reimbursements, before taxes(e)	1.79%	1.80%	1.99%	1.84	%(d)
Deferred/current tax expense (benefit)(f)	0.85%	1.28%	0.77%	—	%(d)
With fee waivers and/or expense reimbursements, after taxes	2.64%	3.08%	2.76%	1.84	%(d)

Ratio of investment income (loss):
Ratio of net investment income (loss), before taxes	(1.13)%	(1.17)%	(1.82)%	(0.82	)%(d)
Net of expense (waivers) and before deferred tax benefit (expense)	(1.05)%	(1.07)%	(1.69)%	(0.73	)%(d)
Deferred tax benefit (expense)(g)	0.49%	(1.55)%	—%	—	%(d)
Ratio of net investment income (loss), after taxes	(0.56)%	(2.62)%	(1.69)%	(0.73	)%(d)

(a)	Commencement date after the close of business on May 24, 2019.
(b)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Annualized.
(e)

Includes borrowing, federal income tax, state income tax and franchise tax expense. Without borrowing, federal income tax, state income tax and franchise tax expense, the net expense ratio would be 1.75%, 1.75%, 1.76% and 1.80%, for the years ended November 30, 2022, 2021 and 2020, and the period ended November 30, 2019, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco SteelPath MLP Alpha Fund

Financial Highlights—(continued)

	Years Ended November 30,
Class Y	2022	2021	2020	2019	2018*
Per share operating data
Net asset value, beginning of period	$4.79	$3.74	$5.48	$6.76	$7.53
Net investment income (loss)(a)	(0.00)	(0.10)	(0.05)	(0.01)	(0.07)
Return of capital(a)	0.26	0.25	0.31	0.35	0.39
Net realized and unrealized gain (loss)	1.50	1.27	(1.49)	(0.96)	(0.43)
Total from investment operations	1.76	1.42	(1.23)	(0.62)	(0.11)
Less:
Return of capital	—	(0.37)	(0.51)	(0.62)	(0.62)
Dividends from net investment income	(0.37)	—	—	(0.04)	(0.04)
Total distributions	(0.37)	(0.37)	(0.51)	(0.66)	(0.66)
Net asset value, end of period	$6.18	$4.79	$3.74	$5.48	$6.76
Total return(b)	37.55%	38.50%	(22.15)%	(10.36)%	(2.00)%
Net assets, end of period (000’s omitted)	$322,851	$264,856	$239,896	$555,814	$1,005,677
Portfolio turnover rate	25%	31%	88%	32%	36%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	1.37%	1.40%	1.62%	1.42%	1.43%
Expense (waivers)	(0.08)%	(0.10)%	(0.13)%	(0.09)%	(0.11	)%(c)
With fee waivers and/or expense reimbursements, before taxes(d)	1.29%	1.30%	1.49%	1.33%	1.32%
Deferred/current tax expense (benefit)(e)	0.85%	1.28%	0.77%	—%	0.03%
With fee waivers and/or expense reimbursements, after taxes	2.14%	2.58%	2.26%	1.33%	1.35%

Ratio of investment income (loss):
Ratio of net investment income (loss), before taxes	(0.63)%	(0.67)%	(1.32)%	(0.31)%	(1.04)%
Net of expense (waivers) and before deferred tax benefit (expense)	(0.55)%	(0.57)%	(1.19)%	(0.22)%	(0.93)%
Deferred tax benefit (expense)(f)	0.49%	(1.55)%	—%	—%	—%
Ratio of net investment income (loss), after taxes	(0.06)%	(2.12)%	(1.19)%	(0.22)%	(0.93)%

*	The financial highlights for the year ended November 30, 2018 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.
(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(d)

Includes borrowing, federal income tax, state income tax and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.25%, 1.25%, 1.27%, 1.29%, and 1.29%, for the years ended November 30, 2022, 2021, 2020, 2019, and 2018, respectively.

(e)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(f)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco SteelPath MLP Alpha Fund

Financial Highlights—(continued)

	Years Ended Novemver 30,					Period ended November 30, 2019(a)
Class R5	2022		2021		2020
Per share operating data
Net asset value, beginning of period	$4.59		$3.59		$5.29	$6.80
Net investment income (loss)(b)	(0.00)		(0.10)		(0.05)	(0.01)
Return of capital(b)	0.25		0.24		0.29	0.17
Net realized and unrealized gain (loss)	1.43		1.23		(1.43)	(1.29)
Total from investment operations	1.68		1.37		(1.19)	(1.13)
Less:
Return of capital	—		(0.37)		(0.51)	(0.36)
Dividends from net investment income	(0.37)		—		—	(0.02)
Total distributions	(0.37)		(0.37)		(0.51)	(0.38)
Net asset value, end of period	$5.90		$4.59		$3.59	$5.29
Total return(c)	37.45%		38.72%		(22.20)%	(17.13)%
Net assets, end of period (000’s omitted)	$9		$7		$5	$8
Portfolio turnover rate	25%		31%		88%	32%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	1.26%		1.29%		1.49%	1.30	%(d)
Expense (waivers)	—	%(e)	—	%(e)	(0.01)%	—	%(d)
With fee waivers and/or expense reimbursements, before taxes(f)	1.26%		1.29%		1.48%	1.30	%(d)
Deferred/current tax expense (benefit)(g)	0.85%		1.28%		0.77%	—	%(d)
With fee waivers and/or expense reimbursements, after taxes	2.11%		2.57%		2.25%	1.30	%(d)

Ratio of investment income (loss):
Ratio of net investment income (loss), before taxes	(0.52)%		(0.56)%		(1.19)%	(0.19	)%(d)
Net of expense (waivers) and before deferred tax benefit (expense)	(0.52)%		(0.56)%		(1.18)%	(0.19	)%(d)
Deferred tax benefit (expense)(h)	0.49%		(1.55)%		—%	—	%(d)
Ratio of net investment income (loss), after taxes	(0.03)%		(2.11)%		(1.18)%	(0.19	)%(d)

(a)	Commencement date after the close of business on May 24, 2019.
(b)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Annualized.
(e)	Rounds to less than (0.01)%.
(f)

Includes borrowing, state income tax and franchise tax expense. Without borrowing, state income tax and franchise tax expense, the net expense ratio would be 1.22%, 1.24%, 1.26% and 1.26%, for the years ended November 30, 2022, 2021 and 2020, and the period ended November 30, 2019, respectively.

(g)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(h)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco SteelPath MLP Alpha Fund

Financial Highlights—(continued)

	Years Ended November 30,
Class R6	2022	2021	2020	2019	2018*
Per share operating data
Net asset value, beginning of period	$4.84	$3.77	$5.51	$6.80	$7.58
Net investment income (loss)(a)	(0.00)	(0.10)	(0.05)	(0.01)	(0.07)
Return of capital(a)	0.26	0.25	0.32	0.36	0.39
Net realized and unrealized gain (loss)	1.52	1.29	(1.50)	(0.98)	(0.44)
Total from investment operations	1.78	1.44	(1.23)	(0.63)	(0.12)
Less:
Return of capital	—	(0.37)	(0.51)	(0.62)	(0.62)
Dividends from net investment income	(0.37)	—	—	(0.04)	(0.04)
Total distributions	(0.37)	(0.37)	(0.51)	(0.66)	(0.66)
Net asset value, end of period	$6.25	$4.84	$3.77	$5.51	$6.80
Total return(b)	37.59%	38.74%	(22.03)%	(10.45)%	(2.11)%
Net assets, end of period (000’s omitted)	$16,738	$14,333	$13,194	$38,414	$141,917
Portfolio turnover rate	25%	31%	88%	32%	36%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	1.26%	1.29%	1.49%	1.27%	1.25%
Expense (waivers)	(0.03)%	(0.05)%	(0.06)%	—%	—%
With fee waivers and/or expense reimbursements, before taxes(c)	1.23%	1.24%	1.43%	1.27%	1.25%
Deferred/current tax expense (benefit)(d)	0.85%	1.28%	0.77%	—%	0.03%
With fee waivers and/or expense reimbursements, after taxes	2.08%	2.52%	2.20%	1.27%	1.28%

Ratio of investment income (loss):
Ratio of net investment income (loss), before taxes	(0.52)%	(0.56)%	(1.19)%	(0.16)%	(0.86)%
Net of expense (waivers) and before deferred tax benefit (expense)	(0.49)%	(0.51)%	(1.13)%	(0.16)%	(0.86)%
Deferred tax benefit (expense)(e)	0.49%	(1.55)%	—%	—%	—%
Ratio of net investment income (loss), after taxes	—%	(2.06)%	(1.13)%	(0.16)%	(0.86)%

*	The financial highlights for the year ended November 30, 2018 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.
(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Includes borrowing, state income tax and franchise tax expense. Without borrowing, state income tax and franchise tax expense, the net expense ratio would be 1.19%, 1.19%, 1.21%, 1.23%, and 1.22%, for the years ended November 30, 2022, 2021, 2020, 2019, and 2018, respectively.

(d)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco SteelPath MLP Alpha Fund

Notes to Financial Statements

November 30, 2022

NOTE 1—Significant Accounting Policies

Invesco SteelPath MLP Alpha Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Fund is classified as non-diversified. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

18                         Invesco SteelPath MLP Alpha Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders – Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

E.

Master Limited Partnerships – The Fund primarily invests in MLPs. MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly. The Fund also will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. For the year ended November 30, 2022, the federal income tax rate is 21%. The Fund is currently using an estimated rate of 1.1% for state and local tax, net of federal tax expense.

19                         Invesco SteelPath MLP Alpha Fund

The Fund’s income tax provision consists of the following as of November 30, 2022:

Current tax (expense) benefit
Federal	$(2,960,626)
State	—
Total current tax (expense) benefit	$(2,960,626)

Deferred tax (expense) benefit
Federal	$(47,914,566)
State	(3,796,259)
Valuation allowance	48,157,641
Total deferred tax (expense) benefit	$(3,553,184)

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	% Effect
Application of Federal statutory income tax rate	$(50,895,616)	(21.00)%
State income taxes net of federal benefit	(2,665,961)	(1.10)%
Effect of state tax rate change	(1,548,513)	(0.64)%
Effect of permanent differences	705,403	0.29%
Return to provision adjustments	(266,764)	(0.11)%
Change in valuation allowance	48,157,641	19.87%
Total income tax (expense) benefit	$(6,513,810)	(2.69)%

For the year ended November 30, 2022, the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 2.69% differed from the combined federal and state statutory tax rate of 22.10% due in large part to the change in valuation allowance primarily as a result of the change in unrealized appreciation.

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLPs’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses (“NOL”) and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

In determining a valuation allowance, the Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards were limited as a result of shareholder transactions or were likely to expire unused, and unrealized gains and losses on investments. Consideration was also given to market cycles, the severity and duration of historical deferred tax assets, the impact of redemptions, and the level of MLP distributions.

Through the consideration of these factors, the Fund has determined that it is more likely than not that the Fund’s deferred tax assets would not be realized through future taxable income of the appropriate character. As a result, the Fund recorded a valuation allowance with respect to its deferred tax assets that are not considered to be realizable as of the year ended November 30, 2022.

From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on or expirations of the Fund’s NOL and capital loss carryovers (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2022 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) – Federal	$–
Net operating loss carryforward (tax basis) – State	3,783,001
Excess business interest expense carryforward	45,884
Capital loss carryforward (tax basis)	129,876,456
Book to tax differences – Income recognized from MLPs	2,392,840
Valuation allowance	(68,121,954)
Total deferred tax asset	67,976,227

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(75,343,611)
Total deferred tax liability	(75,343,611)
Total net deferred tax asset (liability)	$(7,367,384)

20                         Invesco SteelPath MLP Alpha Fund

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2022, the Fund paid $22,672 in interest and penalties associated with the underpayment of income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months. Generally, the Fund is subject to examinations by taxing authorities for up to three years after the filing of the return for the tax period. All relevant periods are still open for examination.

At November 30, 2022, the Fund had net operating loss carryforwards for federal income tax purposes as follows:

Expiration date for expiring net operating loss carryforwards
None	$—
Total expiring net operating loss carryforwards	—
Total non-expiring net operating loss carryforwards	$—
Total net operating loss carryforwards	$—

At November 30, 2022, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2024	$71,720,643
11/30/2025	476,678,663
11/30/2026	39,276,969
Total	$587,676,275

During the year ended November 30, 2022, the Fund estimates that it will utilize $72,466,546 of capital loss carryforward.

At November 30, 2022, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$484,935,482
Gross Unrealized Appreciation	$349,799,420
Gross Unrealized Depreciation	(9,723,207)
Net Unrealized Appreciation on Investments	$340,076,213

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit.

J.

Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

K.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

21                         Invesco SteelPath MLP Alpha Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $3 billion	1.10%
Next $2 billion	1.08%
Over $5 billion	1.05%
*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended November 30, 2022, the effective advisory fee rate incurred by the Fund was 1.10%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least March 31, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.24% and 1.19%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on March 31, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended November 30, 2022, the Adviser contractually reimbursed class level expenses of $248,529, $92,661, $385, $227,529, $0, and $4,567 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into an administration and fund accounting agreement with UMB Fund Services, Inc. (“UMB”) pursuant to which UMB shall provide administration and fund accounting services to the Fund. The Trust and the Adviser have entered into a Master Administrative Services Agreement (“Administrative Services Agreement”) pursuant to which the Adviser may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by the Adviser under the Investment Advisory Agreement. The Adviser may only receive fees for administrative services under the Administrative Services Agreement to the extent that those fees assessed under the agreement are in excess of the fees paid to UMB. For the year ended November 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Additionally, Invesco has entered into service agreements whereby UMB Bank, n.a., serves as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended November 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended November 30, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended November 30, 2022, IDI advised the Fund that IDI retained $54,430 in front-end sales commissions from the sale of Class A shares and $659 and $3,643 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended November 30, 2022, the Fund incurred $0 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

22                         Invesco SteelPath MLP Alpha Fund

As of November 30, 2022, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended November 30, 2022, the Fund engaged in securities purchases of $2,700,136.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances and Borrowings

Effective September 28, 2022, the Fund entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $400 million, collectively by certain Invesco Funds, and which will expire on September 27, 2023. Prior to September 28, 2022, the revolving credit and security agreement permitted borrowings up to $500 million. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement. During the year ended November 30, 2022, the Fund did not borrow under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with UMB Bank, n.a., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended November 30, 2022 was $186,757,694 and $277,058,852 respectively.

23                         Invesco SteelPath MLP Alpha Fund

NOTE 8—Share Information

	Summary of Share Activity
	Year ended November 30, 2022(a)		Year ended November 30, 2021
	Shares	Amount	Shares	Amount
Sold:
Class A	7,810,274	$42,141,256	6,084,751	$26,847,059
Class C	2,596,713	12,442,725	3,138,724	12,036,870
Class R	62,676	333,578	44,326	197,353
Class Y	12,949,009	74,256,379	14,348,308	65,608,835
Class R6	645,769	3,556,209	706,906	3,257,125
Issued as reinvestment of dividends:
Class A	2,680,954	14,720,021	3,064,837	13,876,033
Class C	1,228,186	5,921,504	2,144,002	8,607,619
Class R	6,458	35,102	6,312	28,607
Class Y	2,091,732	12,106,523	2,785,879	13,163,458
Class R6	86,080	502,092	109,627	525,370
Automatic conversion of Class C shares to Class A shares:
Class A	5,963,371	31,976,088	8,053,610	35,909,557
Class C	(6,767,527)	(31,976,088)	(8,980,122)	(35,909,557)
Reacquired:
Class A	(14,116,037)	(75,741,721)	(13,898,816)	(60,118,202)
Class C	(5,062,354)	(23,397,785)	(10,408,293)	(40,255,511)
Class R	(26,483)	(142,825)	(24,126)	(116,110)
Class Y	(18,072,861)	(101,249,106)	(26,039,241)	(117,774,824)
Class R6	(1,015,431)	(5,831,722)	(1,354,822)	(6,010,833)
Net Increase (decrease) in share activity	(8,939,471)	$(40,347,770)	(20,218,138)	$(80,127,151)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

24                         Invesco SteelPath MLP Alpha Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco SteelPath MLP Alpha Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco SteelPath MLP Alpha Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statement of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For the year ended November 30, 2022, November 30, 2021, November 30, 2020, and November 30, 2019 for Class A, Class C, Class Y and Class R6

For the year ended November 30, 2022, November 30, 2021 and November 30, 2020 and the period May 24, 2019 (commencement of operations) through November 30, 2019 for Class R and Class R5

The financial statements of Invesco SteelPath MLP Alpha Fund (formerly known as Oppenheimer SteelPath MLP Alpha Fund) as of and for the year ended November 30, 2018 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 25, 2019, except for the effects of the restatement discussed in Note 10 (not presented herein) to the financial statements appearing under Item 1 of the Fund’s 2018 annual report on Form N-CSR, as to which the date is March 29, 2020, expressed an unqualified opinion on those financial statements and financial highlights and included a paragraph regarding the correction of a misstatement in the 2015 – 2018 financial statements.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

January 30, 2023

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

25                         Invesco SteelPath MLP Alpha Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2022 through November 30, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (06/1/2022)	Ending Account Value (11/30/2022)¹	Expenses Paid During Period[2]	Ending Account Value (11/30/2022)¹	Expenses Paid During Period[2]	Annualized Expense Ratio
CLASS A	$1,000.00	$1,041.50	$16.53	$1,008.80	$16.27	3.23%
CLASS C	1,000.00	1,039.30	20.35	1,005.10	20.01	3.98
CLASS R	1,000.00	1,042.10	17.81	1,007.60	17.51	3.48
CLASS Y	1,000.00	1,042.70	15.26	1,010.10	15.02	2.98
CLASS R5	1,000.00	1,042.90	15.11	1,010.10	14.87	2.95
CLASS R6	1,000.00	1,043.90	14.96	1,010.40	14.72	2.92

*	For the 6-month period ended November 30, 2022 the Fund’s deferred tax liability decreased resulting in a deferred tax benefit for the period. This benefit was excluded from this example.
1.

The actual ending account value is based on the actual total return of the Fund for the period June 1, 2022 through November 30, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

2.	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

26                         Invesco SteelPath MLP Alpha Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco SteelPath MLP Alpha Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board noted an accounting matter that required that certain historical financial statements for the Fund be restated in 2020 and that certain shareholders be reimbursed for transactions made at incorrect net asset values, and considered information regarding steps Invesco Advisers took and continues to take to remediate the matter. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers

27                         Invesco SteelPath MLP Alpha Fund

who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Alerian MLP Infrastructure Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the fourth quintile for the three and five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that the Lipper category includes funds taxed as traditional mutual funds as well as those taxed as C-corporations (such as the Fund) and discussed how such taxation status impacted relative Fund performance. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees were in the fourth quintile of its expense group and discussed with management reasons for such relative contractual management fees.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco

Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed

28                         Invesco SteelPath MLP Alpha Fund

through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco

Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

29                         Invesco SteelPath MLP Alpha Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco SteelPath MLP Alpha Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown — 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads): Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School — Texas A&M University Formerly: Dean of Mays Business School — Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	189	Formerly: Member of the Cartica Funds Board of Directors (private investment funds); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor).

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism);

T-2                         Invesco SteelPath MLP Alpha Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort — 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America.
Officers
Sheri Morris — 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds;Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.;Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-3                         Invesco SteelPath MLP Alpha Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd./Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; and Assistant Vice President, The Invesco Funds

			N/A	N/A

T-4                         Invesco SteelPath MLP Alpha Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Adrien Deberghes — 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl — 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. — 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds.

Formerly, Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5021

Custodian

UMB Bank n.a.,

1010 Grand Boulevard

Kansas City, MO 64106

T-5                         Invesco SteelPath MLP Alpha Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
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•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	O-SPMA-AR-1

Annual Report to Shareholders	November 30, 2022

Invesco SteelPath MLP Alpha Plus Fund

Nasdaq:
A: MLPLX ∎ C: MLPMX ∎ R: SPMJX ∎ Y: MLPNX ∎ R5: SPMPX ∎ R6: OSPPX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
6	Supplemental Information
8	Schedule of Investments
9	Financial Statements
13	Financial Highlights
19	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Contracts
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended November 30, 2022, Class A shares of Invesco SteelPath MLP Alpha Plus Fund (the Fund), at net asset value (NAV), outperformed the S&P 500® Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 11/30/21 to 11/30/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	51.36%
Class C Shares	50.03
Class R Shares	50.98
Class Y Shares	51.84
Class R5 Shares	51.91
Class R6 Shares	51.79
S&P 500 Index	-9.21
Alerian MLP Index	42.25

Source(s): RIMES Technologies Corp.

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 51.36% during the fiscal year ended November 30, 2022. In comparison, master limited partnerships (MLPs), as measured by the Alerian MLP Index (AMZ), generated a total return of 42.25% over the same period. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return of -9.21%.

During the fiscal year the global equity markets were shaken by the Russian invasion of Ukraine, heightened inflation concerns, and rising interest rates. Commodity prices increased, generally driving most energy equity prices higher, midstream equities included. Further, efforts to replace Russian sourced natural gas sparked an increase in commitments to purchase US natural gas, or liquified natural gas, firming future natural gas demand expectations.

The sharp increase in the interest rate environment over the period did not appear to impact the midstream energy sector’s price performance materially. The sector has often traded well in rising rate environments despite the sector’s yield component. We believe it is also worth noting that many midstream contracts include annual rate adjustments linked to inflation indexes such as the Producer Price Index or the Consumer Price Index, which may mitigate the impacts of inflation or benefit cash flows in inflationary environments.

Despite the robust price performance, midstream equities continue to trade at discounted valuations relative to historical valuations. A number of sponsors or parent companies have elected to offer to repurchase their underlying midstream entities from the public markets. In 2022, through November, there were seven take-ins announced with a collective market capitalization of more than $17 billion, which was in addition to several similar transactions in 2021. We estimate that, on average, sponsors paid an approximate 22% premium to the unaffected market price prior to the respective transaction announcements. In addition to sponsor acquisitions, many sector participants have begun executing, or announced plans for, share repurchases, reflecting additional insider investment at today’s valuation levels.

Over the fiscal year, we estimate that a de minimis amount of equity supply entered the market through secondary offerings, initial public offerings, preferred offerings, or at-the-market programs in which primary units trade into the market anonymously throughout the normal trading day. Conversely, Wells Fargo estimates that during the first three quarters of 2022 midstream companies collectively repurchased over $3 billion of equity.1 Midstream companies raised approximately $12 billion of debt capital during the period.1 Most midstream MLPs pay out substantial distributions to investors and, therefore, have historically raised external capital to fund larger growth projects or acquisitions. However, in recent years most sector participants have adjusted their business models to self-fund the equity portion of their investment plans.

Macro Review

West Texas Intermediate (WTI) crude oil prices ended the period at $80.55 per barrel, up 22% over the fiscal year, while global crude prices, as measured by Brent crude oil, traded 21% higher over the fiscal year. During the period crude prices traded well over $100 per barrel before drifting lower. Henry Hub natural gas prices exited November 2022 at $6.93 per million British thermal units, up 52% over the fiscal year after hitting an intra-period high of $10.03 driven by strong export demand resulting from actions associated with the Russia-Ukraine war. Re-

gional price differentials weakened in the Permian basin and Appalachia as production in each basin was nearing available takeaway capacity.

Mont Belvieu natural gas liquids (NGL) prices ended the fiscal year at $32.97 per barrel, a 14% decrease over the previous fiscal year though NGL pricing hit a decadal high of $59.53 per barrel during the period. Pricing for NGL purity products was mixed, with ethane ending the period 9% higher while butane pricing ended the period 28% lower. Frac spreads, a measure of natural gas processing economics, ended the period at $0.23 per gallon, down 36% over the fiscal year. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve inverted over the period as short rates rose more than the yields on longer-dated maturities. The 10-year Treasury yield rose by 216 basis points to end the period at 3.61%. The MLP yield spread at fiscal year-end, as measured by the AMZ and the 10-year Treasury bond, narrowed by 338 basis points to 3.44%.

Over the fiscal year, real estate investment trusts and utilities, two competing yield-oriented equity asset classes, posted total returns of -13.54% (as measured by the Dow Jones Equity REIT Total Return Index) and 13.60% (as measured by the Dow Jones Utility Average Index), respectively, as compared to the AMZ’s 42.25% total return.

Subsector Reviews

Performance for all subsectors in the midstream, or energy infrastructure, asset class was positive over the fiscal year. On average, sector participants in the Gathering and Processing subsector provided the best performance over the period supported by rising production volumes and attractive processing economics. The Petroleum Pipeline subsector also outperformed, also benefiting from increasing production volumes and generally improving demand.

The Propane subsector experienced the weakest, albeit positive, performance over the fiscal year given its modest exposure to resumed production growth and generally lower market beta. Similarly, the Other Energy subsector, which includes fuel distribution companies, also lagged the more production and beta sensitive subsectors over the reporting period.

Fund Review

Key contributors to the Invesco SteelPath MLP Alpha Plus Fund for the fiscal year ended November 30, 2022 were Energy Transfer, LP (NYSE: ET) and Western Midstream Partners, LP (NYSE: WES).

ET outperformed over the period after reporting strong earnings and increasing 2022 Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) guidance. Additionally, ET announced a dividend

2                         Invesco SteelPath MLP Alpha Plus Fund

growth plan with the stated goal of returning the distribution to the pre-pandemic level of $1.22 per unit by 2023. ET was well positioned with one of the largest and most diversified portfolios of midstream assets in the United States, with a strategic footprint in all the major domestic production basins.

WES benefited from better-than-expected financial and operating results, as well as stronger than expected stock buybacks, including a large unit repurchase from its sponsor, Occidental Petroleum (NYSE: OXY). WES is a crude and natural gas gathering and processing midstream company focused on the DJ basin and Permian basin.

Key detractors from the Invesco SteelPath MLP Alpha Plus Fund during the fiscal year were Equitrans Midstream Corp. (NYSE: ETRN) and Kinder Morgan Inc. (NYSE: KMI).

ETRN shares underperformed over the period as legal headwinds associated with the company’s Mountain Valley Pipeline project continued. ETRN’s base business of natural gas gathering and transportation in the Appalachian basin remains strong. Its largest customer is EQT Corporation, the largest natural gas producer in the United States.

KMI shares underperformed over the period as the company faced modest headwinds from rising interest rates due to its floating rate debt and upcoming bond refinancings expected in 2023. KMI is one of the largest energy midstream companies in North America. The company owns and operates nearly 84,000 miles of pipelines and 152 terminals. KMI’s pipelines transport natural gas, refined petroleum products, crude oil, condensates, and carbon dioxide. We sold our position in KMI during the fiscal year.

Separately, the Fund also obtains leverage through borrowing, which had a positive impact on performance this fiscal year. Please note that to the extent the Fund obtains leverage through borrowing, there will be the potential for greater gains and the risk of magnified losses.

Outlook

Midstream companies are generating significantly more free cash flow today than just a few years ago. The midstream energy sector shift to free cash flow has occurred as most sector participants sought to achieve materially higher distribution coverage as well as to retain internal cash to meet capital spending goals and to reduce leverage. However, we believe sector leverage is now largely in line with company targets and, since capital spending plans for the sector have become relatively moderate, we believe we will likely expect to see cash increasingly directed to distribution/dividend increases or share buybacks.

Further, over the past several years oil and gas producers, key customers of many midstream assets, have become, in our view, far more financially disciplined than in the past. Historically, today’s high pricing would entice oil and gas producers to massively increase capital spending, potentially resulting in a likewise massive cut to capital spending and balance sheet concerns should prices subsequently retreat. Today, capital spending is being restrained as producers remain committed to achieving strong return metrics and returning profits to shareholders.

We believe this change in producer financial discipline is healthy for midstream as well. Ratable producer spending means midstream providers are not being asked to rapidly build new capacity that then may be underutilized after a retraction in commodity pricing. Also, should commodity pricing retreat, we believe producers’ spending is likely to be less impacted, which we expect would result in more stable midstream volumes than past periods of commodity price pullbacks.

Despite these macro and company fundamental improvements, midstream equities trade at valuations substantially below the five- and 10-year averages. Therefore, we continue to believe the sector may provide investors an attractive yield and total return experience over the coming years despite the looming threat of a potential recession.

All data, unless otherwise noted, sourced from Bloomberg LP as of 11/30/2022.

1 Source: Wells Fargo, as of 11/30/2022

Portfolio managers:

Stuart Cartner

Brian Watson

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                         Invesco SteelPath MLP Alpha Plus Fund

Your Fund’s Long-Term Performance

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                         Invesco SteelPath MLP Alpha Plus Fund

Average Annual Total Returns
As of 11/30/22, including maximum applicable sales charges
Class A Shares
Inception (2/6/12)	0.28%
10 Years	-0.15
5 Years	2.84
1 Year	42.98
Class C Shares
Inception (5/22/12)	0.61%
10 Years	-0.16
5 Years	3.22
1 Year	49.03
Class R Shares
10 Years	0.17%
5 Years	3.74
1 Year	50.98
Class Y Shares
Inception (12/30/11)	1.18%
10 Years	0.67
5 Years	4.25
1 Year	51.84
Class R5 Shares
10 Years	0.56%
5 Years	4.27
1 Year	51.91
Class R6 Shares
Inception (6/28/13)	-1.17%
5 Years	4.41
1 Year	51.79

Effective after the close of business on May 24, 2019, Class A, Class C, Class Y and Class I shares of the Oppenheimer SteelPath MLP Alpha Plus Fund (the predecessor fund), were reorganized into Class A, Class C, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer SteelPath MLP Alpha Plus Fund. Note: The Fund was subsequently renamed the Invesco SteelPath MLP Alpha Plus Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class Y and Class R6 shares are those for Class A, Class C, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R and R5 shares incepted after the close of business on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower.

See current prospectus for more information.

5                         Invesco SteelPath MLP Alpha Plus Fund

Supplemental Information

Invesco SteelPath MLP Alpha Plus Fund’s investment objective is to seek total return.

•	Unless otherwise stated, information presented in this report is as of November 30, 2022, and is based on total net assets.
•	Unless otherwise noted, all data is provided by Invesco.
•	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

•	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
•	The Alerian MLP Index is designed to capture the performance of energy master limited partnerships (MLPs).
•	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
•	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

6                         Invesco SteelPath MLP Alpha Plus Fund

Fund Information

Portfolio Composition

By Sector	% of total investments
Diversified	44.55%
Gathering & Processing	32.65
Petroleum Pipeline Transportation	16.17
Other Energy	2.47
Natural Gas Pipeline Transportation	1.65
Money Market Funds	2.51

Top 10 Master Limited Partnership and Related Entity Holdings*

% of total net assets
1. Energy Transfer L.P.	17.92%
2. MPLX L.P.	17.78
3. Targa Resources Corp.	17.58
4. Western Midstream Partners L.P.	15.70
5. Enterprise Products Partners L.P.	12.53
6. Plains All American Pipeline L.P.	8.74
7. Magellan Midstream Partners L.P.	7.80
8. Williams Cos., Inc.	6.20
9. DCP Midstream L.P.	3.08
10. Hess Midstream L.P., Class A	2.81

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of November 30, 2022.

7                         Invesco SteelPath MLP Alpha Plus Fund

Schedule of Investments

November 30, 2022

	Units	Value
Master Limited Partnerships And Related Entities–124.36%
Diversified–56.84%
Energy Transfer L.P.(a)	2,949,359	$36,984,965
Enterprise Products Partners L.P.(a)	1,042,765	25,871,000
MPLX L.P.(a)	1,079,703	36,699,105
ONEOK, Inc.(a)	74,439	4,981,458
Williams Cos., Inc.(a)	368,969	12,803,224
		117,339,752
Gathering & Processing–41.65%
Crestwood Equity Partners L.P.(a)	173,334	5,134,153
DCP Midstream L.P.(a)	161,632	6,358,603
Hess Midstream L.P., Class A(a)	185,469	5,792,197
Targa Resources Corp.(a)	487,820	36,288,930
Western Midstream Partners L.P.(a)	1,158,283	32,408,761
		85,982,644
Natural Gas Pipeline Transportation–2.10%
DT Midstream, Inc.	33,618	2,028,174
Equitrans Midstream Corp.(a)	274,634	2,304,180
		4,332,354
Other Energy–3.15%
Sunoco L.P.(a)	37,144	1,594,964
USA Compression Partners L.P.(a)	142,078	2,609,973
Westlake Chemical Partners L.P.(a)	99,289	2,298,540
		6,503,477

	Units	Value
Petroleum Pipeline Transportation–20.62%
Holly Energy Partners L.P.(a)	220,231	$4,122,724
Magellan Midstream Partners L.P.(a)	305,570	16,103,539
Plains All American Pipeline L.P.(a)	1,453,104	18,047,552
Plains GP Holdings L.P., Class A(a)	325,161	4,301,880
		42,575,695
Total Master Limited Partnerships And Related Entities (Cost $186,689,554)		256,733,922

	Shares
Money Market Funds–3.21%
Fidelity Treasury Portfolio, Institutional Class, 3.60% (Cost $6,625,986)(b)	6,625,986	6,625,986
TOTAL INVESTMENTS IN SECURITIES–127.57% (Cost $193,315,540)		263,359,908
OTHER ASSETS LESS LIABILITIES–1.01%		2,079,230
BORROWINGS–(28.58)%		(59,000,000)
NET ASSETS–100%		$206,439,138

Notes to Schedule of Investments:

(a)

As of November 30, 2022, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $147,730,910 as of November 30, 2022. The loan agreement requires continuous collateral whether the loan has a balance or not. See Note 6.

(b)	The rate shown is the 7-day SEC standardized yield as of November 30, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco SteelPath MLP Alpha Plus Fund

Statement of Assets and Liabilities

November 30, 2022

Assets:
Investments in unaffiliated securities, at value (cost $193,315,540)	$263,359,908
Cash segregated as collateral	470,228
Receivable for:
Investments sold	1,820,734
Fund shares sold	1,104,017
Dividends	17,145
Investment for trustee deferred compensation and retirement plans	25,827
Prepaid state income taxes	6,626
Other Assets	117,158
Total assets	266,921,643

Liabilities:
Payables for:
Borrowings	59,000,000
Fund shares reacquired	762,000
Accrued fees to affiliates	270,728
Accrued interest expense	226,246
Accrued trustees’ and officers’ fees and benefits	3,112
Accrued other operating expenses	194,592
Trustee deferred compensation and retirement plans	25,827
Total liabilities	60,482,505
Net Assets applicable to shares outstanding	$206,439,138

Net Assets consist of:
Shares of beneficial interest	311,771,650
Distributable earnings (loss), net of taxes	(105,332,512)
$206,439,138

Net Assets:
Class A	$88,038,351
Class C	$49,469,245
Class R	$1,877,656
Class Y	$66,849,214
Class R5	$7,100
Class R6	$197,572

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	22,878,948
Class C	14,886,678
Class R	492,497
Class Y	16,483,221
Class R5	1,818
Class R6	47,612
Class A:
Net asset value per share	$3.85
Maximum offering price per share (net asset value of $3.85 ÷ 94.50%)	$4.07
Class C:
Net asset value and offering price per share	$3.32
Class R:
Net asset value and offering price per share	$3.81
Class Y:
Net asset value and offering price per share	$4.06
Class R5:
Net asset value and offering price per share	$3.91
Class R6:
Net asset value and offering price per share	$4.15

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco SteelPath MLP Alpha Plus Fund

Statement of Operations

For the year ended November 30, 2022

Investment Income:
Distributions and dividends	$15,824,446
Less: return of capital on distributions and dividends	(14,102,016)
Less: return of capital on distributions and dividends in excess of cost basis	(50,776)
Total investment income	1,671,654

Expenses:
Advisory fees	2,183,259
Administrative services fees	97,279
Custodian fees	21,059
Distribution Fees:
Class A	184,528
Class C	456,481
Class R	5,422
Transfer agent fees — A, C, R and Y	204,344
Transfer agent fees — R5	3
Transfer agent fees — R6	58
State income tax expense	3,196
Federal income tax expense	5,849
Trustees’ and officers’ fees and benefits	20,195
Registration and filing fees	85,836
Professional services fees	122,026
Other	35,916
Total expenses, before waivers, interest, facilities and maintenance fees, and deferred taxes	3,425,451
Interest, facilities and maintenance fees	1,403,674
Net expenses, before waivers and deferred taxes	4,829,125
Less: Fees waived and expenses reimbursed	(436,757)
Net expenses, before deferred taxes	4,392,368
Net investment income (loss), before deferred taxes	(2,720,714)
Net deferred tax (expense) benefit	1,625,407
Net investment income (loss), net of deferred taxes	(1,095,307)

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities (net return of capital in excess of cost basis of $50,776)	39,279,370
Net deferred tax (expense) benefit	5,347,408
Net realized gain, net of deferred taxes	44,626,778
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	32,066,733
Net deferred tax (expense) benefit	(6,972,815)
Net change in unrealized appreciation of investment securities, net of deferred taxes	25,093,918
Net realized and unrealized gain, net of deferred taxes	69,720,696
Net increase in net assets resulting from operations	$68,625,389

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco SteelPath MLP Alpha Plus Fund

Statement of Changes in Net Assets

For the years ended November 30, 2022 and 2021

	2022	2021
Operations:
Net investment income (loss), net of deferred taxes	$(1,095,307)	$(1,738,321)
Net realized gain, net of deferred taxes	44,626,778	10,709,893
Change in net unrealized appreciation, net of deferred taxes	25,093,918	34,400,213
Net increase in net assets resulting from operations	68,625,389	43,371,785

Distribution to shareholders from distributable earnings:
Class A	(5,356,482)	(590,753)
Class C	(3,780,309)	(426,746)
Class R	(81,528)	(3,455)
Class Y	(3,706,337)	(448,723)
Class R5	(452)	(56)
Class R6	(12,671)	(1,353)
Total distributions from distributable earnings	(12,937,779)	(1,471,086)

Return of Capital:
Class A	—	(4,168,388)
Class C	—	(3,011,151)
Class R	—	(24,378)
Class Y	—	(3,166,213)
Class R5	—	(396)
Class R6	—	(9,546)
Total return of capital	—	(10,380,072)
Total distributions	(12,937,779)	(11,851,158)

Share transactions-net:
Class A	9,366,068	11,633,639
Class C	1,149,747	2,932,137
Class R	1,128,637	229,782
Class Y	3,492,305	6,880,246
Class R6	(61,527)	81,785
Net increase in net assets resulting from share transactions	15,075,230	21,757,589
Net increase in net assets	70,762,840	53,278,216

Net Assets:
Beginning of year	135,676,298	82,398,082
End of year	$206,439,138	$135,676,298

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco SteelPath MLP Alpha Plus Fund

Statement of Cash Flows

For the year ended November 30, 2022

Cash provided by operating activities:
Net increase in net assets resulting from operations	$68,625,389

Adjustments to reconcile the change in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(112,574,315)
Proceeds from sales of investments	94,701,224
Distributions from Master Limited Partnerships	14,152,792
Net realized gain on investment securities	(39,279,370)
Net change in unrealized appreciation on investment securities	(32,066,733)
Change in operating assets and liabilities:
Decrease in receivable AMT credit carryforward	5,844
Decrease in receivable prepaid taxes	186
Increase in receivables and other assets	(37,357)
Decrease in accrued expenses and other payables	254,037
Net cash provided by (used in) operating activities	(6,218,303)

Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(3,862,517)
Proceeds from shares of beneficial interest sold	67,819,227
Disbursements from shares of beneficial interest reacquired	(62,446,570)
Proceeds from borrowings	12,000,000
Repayments of borrowings	(2,000,000)
Net cash provided by financing activities	11,510,140
Net increase in cash and cash equivalents	5,291,837
Cash and cash equivalents at beginning of period	1,804,377
Cash and cash equivalents at end of period	7,096,214

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$9,075,262

Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$3,435
Cash paid during the period for interest, facilities and maintenance fees	$1,038,244

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco SteelPath MLP Alpha Plus Fund

Financial Highlights

	Years Ended November 30,
Class A	2022		2021		2020		2019		2018*
Per share operating data
Net asset value, beginning of period	$2.73		$1.95		$3.77		$5.04		$5.90
Net investment income (loss)(a)	(0.02)		(0.03)		(0.05)		(0.07)		(0.15)
Return of capital(a)	0.22		0.19		0.23		0.35		0.43
Net realized and unrealized gains (losses)	1.17		0.87		(1.55)		(0.89)		(0.48)
Total from investment operations	1.37		1.03		(1.37)		(0.61)		(0.20)
Less:
Return of capital	—		(0.22)		(0.45)		(0.44)		(0.66)
Dividends from net investment income	(0.25)		(0.03)		—		(0.22)		—
Total distributions	(0.25)		(0.25)		(0.45)		(0.66)		(0.66)
Net asset value, end of period	$3.85		$2.73		$1.95		$3.77		$5.04
Total return(b)	51.36%		53.66%		(36.31)%		(14.18)%		(4.29)%
Net assets, end of period (000’s omitted)	$88,038		$55,512		$31,002		$42,952		$58,889
Portfolio turnover rate	43%		42%		148%		52%		44%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	2.64%		2.56%		3.36%		3.28%		3.10%
Expense (waivers)	(0.25	)%(c)	(0.40	)%(c)	(0.63	)%(c)	(0.26	)%(c)	(0.02	)%(c),(d)
With fee waiver and/or expense reimbursement, before taxes(e)	2.39%		2.16%		2.73%		3.02%		3.08%
Deferred tax expense (benefit)(f)	0.00%		—%		—%		—%		0.01%
With fee waivers and/or expense reimbursements, after taxes	2.39%		2.16%		2.73%		3.02%		3.09%

Ratio of investment income (loss):
Ratio of net investment income (loss) before taxes	(1.68)%		(1.67)%		(3.01)%		(1.76)%		(2.57)%
Net of expense (waivers) and before deferred tax benefit (expense)	(1.43)%		(1.27)%		(2.38)%		(1.50)%		(2.55)%
Deferred tax benefit (expense)(g)	0.93%		—%		—%		—%		—%
Ratio of net investment income (loss), after taxes	(0.50)%		(1.27)%		(2.38)%		(1.50)%		(2.55)%

*	The financial highlights for the year ended November 30, 2018 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.
(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Includes voluntary Management waiver of 0.25% effective November 1, 2018.
(d)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(e)

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.59%, 1.58%, 1.61%, 1.70% and 1.97% for the years ended November 30, 2022, 2021, 2020, 2019 and 2018, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco SteelPath MLP Alpha Plus Fund

Financial Highlights—(continued)

	Years Ended November 30,
Class C	2022		2021		2020		2019		2018*
Per share operating data
Net asset value, beginning of period	$2.40		$1.75		$3.47		$4.72		$5.61
Net investment income (loss)(a)	(0.04)		(0.05)		(0.06)		(0.10)		(0.19)
Return of capital(a)	0.19		0.17		0.21		0.33		0.43
Net realized and unrealized gains (losses)	1.02		0.78		(1.42)		(0.82)		(0.47)
Total from investment operations	1.17		0.90		(1.27)		(0.59)		(0.23)
Less:
Return of capital	—		(0.22)		(0.45)		(0.44)		(0.66)
Dividends from net investment income	(0.25)		(0.03)		—		(0.22)		—
Total distributions	(0.25)		(0.25)		(0.45)		(0.66)		(0.66)
Net asset value, end of period	$3.32		$2.40		$1.75		$3.47		$4.72
Total return(b)	50.03%		52.31%		(36.61)%		(14.77)%		(5.10)%
Net assets, end of period (000’s omitted)	$49,469		$34,598		$23,236		$23,037		$44,352
Portfolio turnover rate	43%		42%		148%		52%		44%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	3.39%		3.31%		4.12%		4.07%		3.89%
Expense (waivers)	(0.25	)%(c)	(0.38	)%(c)	(0.61	)%(c)	(0.26	)%(c)	(0.02	)%(c),(d)
With fee waiver and/or expense reimbursement, before taxes(e)	3.14%		2.93%		3.51%		3.81%		3.87%
Deferred tax expense (benefit)(f)	0.00%		—%		—%		—%		0.01%
With fee waivers and/or expense reimbursements, after taxes	3.14%		2.93%		3.51%		3.81%		3.88%

Ratio of investment income (loss):
Ratio of net investment income (loss) before taxes	(2.43)%		(2.42)%		(3.77)%		(2.56)%		(3.36)%
Net of expense (waivers) and before deferred tax benefit (expense)	(2.18)%		(2.04)%		(3.16)%		(2.30)%		(3.34)%
Deferred tax benefit (expense)(g)	0.93%		—%		—%		—%		—%
Ratio of net investment income (loss), after taxes	(1.25)%		(2.04)%		(3.16)%		(2.30)%		(3.34)%

*	The financial highlights for the year ended November 30, 2018 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.
(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Includes voluntary Management waiver of 0.25% effective November 1, 2018.
(d)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(e)

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 2.34%, 2.35%, 2.39%, 2.49% and 2.77% for the years ended November 30, 2022, 2021, 2020, 2019 and 2018, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco SteelPath MLP Alpha Plus Fund

Financial Highlights—(continued)

	Years Ended November 30,						Period ended November 30, 2019(a)
Class R	2022		2021		2020
Per share operating data
Net asset value, beginning of period	$2.71		$1.95		$3.76		$5.31
Net investment income (loss)(b)	(0.03)		(0.04)		(0.05)		(0.04)
Return of capital(b)	0.22		0.19		0.19		0.17
Net realized and unrealized gains (losses)	1.16		0.86		(1.50)		(1.30)
Total from investment operations	1.35		1.01		(1.36)		(1.17)
Less:
Return of capital	—		(0.22)		(0.45)		(0.25)
Dividends from net investment income	(0.25)		(0.03)		—		(0.13)
Total distributions	(0.25)		(0.25)		(0.45)		(0.38)
Net asset value, end of period	$3.81		$2.71		$1.95		$3.76
Total return(c)	50.98%		52.60%		(36.09)%		(22.96)%
Net assets, end of period (000’s omitted)	$1,878		$448		$159		$7
Portfolio turnover rate	43%		42%		148%		52%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	2.89%		2.81%		3.56%		3.54	%(d)
Expense (waivers)	(0.25	)%(e)	(0.40	)%(e)	(0.63	)%(e)	(0.26	)%(d),(e)
With fee waiver and/or expense reimbursement, before taxes(f)	2.64%		2.41%		2.93%		3.28	%(d)
Deferred tax expense (benefit)(g)	0.00%		—%		—%		—	%(d)
With fee waivers and/or expense reimbursements, after taxes	2.64%		2.41%		2.93%		3.28	%(d)

Ratio of investment income (loss):
Ratio of net investment income (loss) before taxes	(1.93)%		(1.92)%		(3.21)%		(2.02	)%(d)
Net of expense (waivers) and before deferred tax benefit (expense)	(1.68)%		(1.52)%		(2.58)%		(1.76	)%(d)
Deferred tax benefit (expense)(h)	0.93%		—%		—%		—	%(d)
Ratio of net investment income (loss), after taxes	(0.75)%		(1.52)%		(2.58)%		(1.76	)%(d)

(a)	Commencement date after the close of business on May 24, 2019.
(b)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Annualized.
(e)	Includes voluntary Management waiver of 0.25% effective November 1, 2018.
(f)

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.84%, 1.83%, 1.81% and 1.96% for the years ended November 30, 2022, 2021 and 2020 and the period ended November 30, 2019, respectively.

(g)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(h)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco SteelPath MLP Alpha Plus Fund

Financial Highlights—(continued)

	Years Ended November 30,
Class Y	2022		2021		2020		2019		2018*
Per share operating data
Net asset value, beginning of period	$2.86		$2.03		$3.88		$5.15		$6.02
Net investment income (loss)(a)	(0.01)		(0.03)		(0.05)		(0.06)		(0.14)
Return of capital(a)	0.23		0.20		0.24		0.36		0.43
Net realized and unrealized gains (losses)	1.23		0.91		(1.59)		(0.91)		(0.50)
Total from investment operations	1.45		1.08		(1.40)		(0.61)		(0.21)
Less:
Return of capital	—		(0.22)		(0.45)		(0.44)		(0.66)
Dividends from net investment income	(0.25)		(0.03)		—		(0.22)		—
Total distributions	(0.25)		(0.25)		(0.45)		(0.66)		(0.66)
Net asset value, end of period	$4.06		$2.86		$2.03		$3.88		$5.15
Total return(b)	51.84%		54.02%		(36.03)%		(13.89)%		(4.39)%
Net assets, end of period (000’s omitted)	$66,849		$44,921		$27,930		$42,164		$63,044
Portfolio turnover rate	43%		42%		148%		52%		44%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	2.39%		2.31%		3.10%		3.02%		2.84%
Expense (waivers)	(0.25	)%(c)	(0.37	)%(c)	(0.59	)%(c)	(0.26	)%(c)	(0.02	)%(c),(d)
With fee waiver and/or expense reimbursement, before taxes(e)	2.14%		1.94%		2.51%		2.76%		2.82%
Deferred tax expense (benefit)(f)	0.00%		—%		—%		—%		0.01%
With fee waivers and/or expense reimbursements, after taxes	2.14%		1.94%		2.51%		2.76%		2.83%

Ratio of investment income (loss):
Ratio of net investment income (loss) before taxes	(1.43)%		(1.42)%		(2.75)%		(1.50)%		(2.31)%
Net of expense (waivers) and before deferred tax benefit (expense)	(1.18)%		(1.05)%		(2.16)%		(1.24)%		(2.29)%
Deferred tax benefit (expense)(g)	0.93%		—%		—%		—%		—%
Ratio of net investment income (loss), after taxes	(0.25)%		(1.05)%		(2.16)%		(1.24)%		(2.29)%

*	The financial highlights for the year ended November 30, 2018 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.
(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Includes voluntary Management waiver of 0.25% effective November 1, 2018.
(d)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(e)

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.34%, 1.36%, 1.39%, 1.44% and 1.71% for the years ended November 30, 2022, 2021, 2020, 2019 and 2018, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco SteelPath MLP Alpha Plus Fund

Financial Highlights—(continued)

	Years Ended November 30,						Period ended November 30, 2019(a)
Class R5	2022		2021		2020
Per share operating data
Net asset value, beginning of period	$2.76		$1.97		$3.78		$5.31
Net investment income (loss)(b)	(0.01)		(0.03)		(0.05)		(0.03)
Return of capital(b)	0.22		0.19		0.24		0.17
Net realized and unrealized gains (losses)	1.19		0.88		(1.55)		(1.29)
Total from investment operations	1.40		1.04		(1.36)		(1.15)
Less:
Return of capital	—		(0.22)		(0.45)		(0.25)
Dividends from net investment income	(0.25)		(0.03)		—		(0.13)
Total distributions	(0.25)		(0.25)		(0.45)		(0.38)
Net asset value, end of period	$3.91		$2.76		$1.97		$3.78
Total return(c)	51.91%		53.65%		(35.87)%		(22.55)%
Net assets, end of period (000’s omitted)	$7		$5		$4		$7
Portfolio turnover rate	43%		42%		148%		52%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	2.31%		2.23%		3.03%		2.94	%(d)
Expense (waivers)	(0.25	)%(e)	(0.40	)%(e)	(0.62	)%(e)	(0.26	)%(d),(e)
With fee waiver and/or expense reimbursement, before taxes(f)	2.06%		1.83%		2.41%		2.68	%(d)
Deferred tax expense (benefit)(g)	0.00%		—%		—%		—	%(d)
With fee waivers and/or expense reimbursements, after taxes	2.06%		1.83%		2.41%		2.68	%(d)

Ratio of investment income (loss):
Ratio of net investment income (loss) before taxes	(1.35)%		(1.34)%		(2.68)%		(1.42	)%(d)
Net of expense (waivers) and before deferred tax benefit (expense)	(1.10)%		(0.94)%		(2.06)%		(1.16	)%(d)
Deferred tax benefit (expense)(h)	0.93%		—%		—%		—	%(d)
Ratio of net investment income (loss), after taxes	(0.17)%		(0.94)%		(2.06)%		(1.16	)%(d)

(a)	Commencement date after the close of business on May 24, 2019.
(b)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Annualized.
(e)	Includes voluntary Management waiver of 0.25% effective November 1, 2018.
(f)

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.26%, 1.25%, 1.29% and 1.36% for the years ended November 30, 2022, 2021 and 2020 and the period ended November 30, 2019, respectively.

(g)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(h)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco SteelPath MLP Alpha Plus Fund

Financial Highlights—(continued)

	Years Ended November 30,
Class R6	2022		2021		2020		2019(a)		2018*
Per share operating data
Net asset value, beginning of period	$2.92		$2.06		$3.93		$5.20		$6.06
Net investment income (loss)(b)	(0.00)		(0.03)		(0.05)		(0.06)		(0.13)
Return of capital(b)	0.23		0.21		0.27		0.39		0.43
Net realized and unrealized gains (losses)	1.25		0.93		(1.64)		(0.94)		(0.50)
Total from investment operations	1.48		1.11		(1.42)		(0.61)		(0.20)
Less:
Return of capital	—		(0.22)		(0.45)		(0.44)		(0.66)
Dividends from net investment income	(0.25)		(0.03)		—		(0.22)		—
Total distributions	(0.25)		(0.25)		(0.45)		(0.66)		(0.66)
Net asset value, end of period	$4.15		$2.92		$2.06		$3.93		$5.20
Total return(c)	51.79%		54.72%		(36.09)%		(13.73)%		(4.18)%
Net assets, end of period (000’s omitted)	$198		$192		$67		$299		$739
Portfolio turnover rate	43%		42%		148%		52%		44%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	2.31%		2.23%		3.03%		2.88%		2.67%
Expense (waivers)	(0.29	)%(d)	(0.44	)%(d)	(0.66	)%(d)	(0.26	)%(d)	(0.02	)%(d)
With fee waiver and/or expense reimbursement, before taxes(e)	2.02%		1.79%		2.37%		2.62%		2.65%
Deferred tax expense (benefit)(f)	0.00%		—%		—%		—%		0.01%
With fee waivers and/or expense reimbursements, after taxes	2.02%		1.79%		2.37%		2.62%		2.66%

Ratio of investment income (loss):
Ratio of net investment income (loss) before taxes	(1.35)%		(1.34)%		(2.68)%		(1.36)%		(2.14)%
Net of expense (waivers) and before deferred tax benefit (expense)	(1.06)%		(0.90)%		(2.02)%		(1.10)%		(2.12)%
Deferred tax benefit (expense)(g)	0.93%		—%		—%		—%		—%
Ratio of net investment income (loss), after taxes	(0.13)%		(0.90)%		(2.02)%		(1.10)%		(2.12)%

*	The financial highlights for the year ended November 30, 2018 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.
(a)	SteelPath Fund Class I shares automatically converted to Class R6 shares effective close of business May 24, 2019.
(b)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Includes voluntary Management waiver of 0.25% effective November 1, 2018.
(e)

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.22%, 1.21%, 1.25%, 1.30% and 1.55% for the years ended November 30, 2022, 2021, 2020, 2019 and 2018, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco SteelPath MLP Alpha Plus Fund

Notes to Financial Statements

November 30, 2022

NOTE 1—Significant Accounting Policies

Invesco SteelPath MLP Alpha Plus Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Fund is classified as non-diversified. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

19                         Invesco SteelPath MLP Alpha Plus Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders – Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (“MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

E.

Master Limited Partnerships – The Fund primarily invests in MLPs. MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly. The Fund also will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. For the year ended November 30, 2022, the federal income tax rate is 21%. The Fund is currently using an estimated rate of 1.1% for state and local tax, net of federal tax expense.

20                         Invesco SteelPath MLP Alpha Plus Fund

The Fund’s income tax provision consists of the following as of November 30, 2022:

Current tax (expense) benefit
Federal	$—
State	—
Total current tax (expense) benefit	$—

Deferred tax (expense) benefit
Federal	$(14,268,255)
State	(955,806)
Valuation allowance	15,224,061
Total deferred tax (expense) benefit	$—

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	% Effect
Application of Federal statutory income tax rate	$(14,411,333)	(21.00)%
State income taxes net of federal benefit	(754,879)	(1.10)%
Effect of state tax rate change	(224,979)	(0.33)%
Effect of permanent differences	152,540	0.22%
Return to provision adjustments	14,590	0.02%
Change in valuation allowance	15,224,061	22.19%
Total income tax (expense) benefit	$—	0.00%

For the year ended November 30, 2022 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 0% differed from the combined federal and state statutory tax rate of 22.10% due in large part to the change in valuation allowance primarily as a result of the change in unrealized appreciation.

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLPs’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses (“NOL”) and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

In determining a valuation allowance, the Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards were limited as a result of shareholder transactions or were likely to expire unused, and unrealized gains and losses on investments. Consideration was also given to market cycles, the severity and duration of historical deferred tax assets, the impact of redemptions, and the level of MLP distributions.

Through the consideration of these factors, the Fund has determined that it is more likely than not that the Fund’s deferred tax assets would not be realized through future taxable income of the appropriate character. As a result, the Fund recorded a valuation allowance with respect to its deferred tax assets that are not considered to be realizable as of the year ended November 30, 2022.

From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on or expirations of the Fund’s NOL and capital loss carryovers (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

21                         Invesco SteelPath MLP Alpha Plus Fund

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2022 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) – Federal	$1,636,578
Net operating loss carryforward (tax basis) – State	402,451
Excess business interest expense carryforward	5,117
Capital loss carryforward (tax basis)	13,725,887
Book to tax differences – Income recognized from MLPs	885,081
Valuation allowance	(1,575,725)
Total deferred tax asset	15,079,389

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(15,079,389)
Total deferred tax liability	(15,079,389)
Total net deferred tax asset (liability)	$—

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2022, the Fund paid $7,639 in interest and penalties associated with the underpayment of income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months. Generally, the Fund is subject to examinations by taxing authorities for up to three years after the filing of the return for the tax period. All relevant periods are still open for examination.

At November 30, 2022, the Fund had net operating loss carryforwards for federal income tax purposes as follows:

Expiration date for expiring net operating loss carryforwards
11/30/2036	$289,147
11/30/2038	7,156,738
Total expiring net operating loss carryforwards	$7,445,885
Total non-expiring net operating loss carryforwards	$347,339
Total net operating loss carryforwards	$7,793,224

During the year ended November 30, 2022, the Fund estimates that it will utilize $5,881,913 of net operating loss carryforward.

At November 30, 2022, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2025	$55,437,628
11/30/2026	6,670,459
Total	$62,108,087

During the year ended November 30, 2022, the Fund estimates that it will utilize $21,082,713 of capital loss carryforward.

At November 30, 2022, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$196,553,941
Gross Unrealized Appreciation	$70,374,379
Gross Unrealized Depreciation	(3,568,412)
Net Unrealized Appreciation on Investments	$66,805,967

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit.

J.

Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

K.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts,

22                         Invesco SteelPath MLP Alpha Plus Fund

including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
L.

Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds, cash pledged as collateral and other investments held in lieu of cash and excludes investments made with cash collateral received. The cash pledged as collateral included in Cash and Cash Equivalents is restricted cash.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $3 billion	1.25%
Next $2 billion	1.23%
Over $5 billion	1.20%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended November 30, 2022, the effective advisory fee rate incurred by the Fund was 1.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least March 31, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.83%, 2.60%, 2.08%, 1.61%, 1.51% and 1.46%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on March 31, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Adviser has voluntarily agreed to reduce its advisory fee by 0.25% of the Fund’s daily net assets. The advisory fee reduction is a voluntary undertaking and may be terminated by the Adviser in consultation with the Board at any time. The Adviser voluntarily reimbursed expenses of $184,522, $114,096, $2,724, $134,851, $16 and $478 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

For the year ended November 30, 2022, the Adviser contractually reimbursed class level expenses of $0, $0, $0, $0, $0 and $70 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into an administration and fund accounting agreement with UMB Fund Services, Inc. (“UMB”) pursuant to which UMB shall provide administration and fund accounting services to the Fund. The Trust and the Adviser have entered into a Master Administrative Services Agreement (“Administrative Services Agreement”) pursuant to which the Adviser may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by the Adviser under the Investment Advisory Agreement. The Adviser may only receive fees for administrative services under the Administrative Services Agreement to the extent that those fees assessed under the agreement are in excess of the fees paid to UMB. For the year ended November 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Additionally, Invesco has entered into service agreements whereby UMB Bank, n.a., serves as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended November 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended November 30, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended November 30, 2022, IDI advised the Fund that IDI retained $10,864 in front-end sales commissions from the sale of Class A shares and $0 and $13,266 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

23                         Invesco SteelPath MLP Alpha Plus Fund

For the year ended November 30, 2022, the Fund incurred $16,795 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of November 30, 2022, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended November 30, 2022, the Fund engaged in securities purchases of $758,172.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances and Borrowings

Effective September 28, 2022, the Fund entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $400 million, collectively by certain Invesco Funds, and which will expire on September 27, 2023. Prior to September 28, 2022, the revolving credit and security agreement permitted borrowings up to $500 million. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended November 30, 2022, the average daily balance of borrowing under the revolving credit and security agreement was $54,939,726 with an average interest rate of 2.25%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with UMB Bank, n.a., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended November 30, 2022 was $112,574,315 and $96,521,958, respectively.

24                         Invesco SteelPath MLP Alpha Plus Fund

NOTE 8—Share Information

	Summary of Share Activity
	Year ended November 30, 2022(a)		Year ended November 30, 2021
	Shares	Amount	Shares	Amount
Sold:
Class A	5,597,002	$19,436,016	7,026,414	$19,415,683
Class C	3,729,751	11,037,073	3,974,705	9,131,707
Class R	379,725	1,325,301	80,594	223,690
Class Y	9,343,927	33,622,944	8,423,265	24,350,358
Class R6	9,990	35,904	197,608	620,667
Issued as reinvestment of dividends:
Class A	1,168,506	4,100,584	1,356,708	3,628,111
Class C	794,557	2,424,773	932,716	2,211,595
Class R	22,172	78,038	8,708	23,281
Class Y	668,629	2,461,720	859,809	2,403,553
Class R6	2,702	10,147	3,170	9,096
Automatic conversion of Class C shares to Class A shares:
Class A	984,817	3,354,020	1,796,778	4,353,243
Class C	(1,130,131)	(3,354,020)	(2,014,480)	(4,353,243)
Reacquired:
Class A	(5,206,445)	(17,524,552)	(5,721,499)	(15,763,398)
Class C	(2,920,559)	(8,958,079)	(1,755,923)	(4,057,922)
Class R	(74,573)	(274,702)	(5,758)	(17,189)
Class Y	(9,233,782)	(32,592,359)	(7,315,743)	(19,873,665)
Class R6	(30,895)	(107,578)	(167,244)	(547,978)
Net Increase in share activity	4,105,393	$15,075,230	7,679,828	$21,757,589

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25                         Invesco SteelPath MLP Alpha Plus Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco SteelPath MLP Alpha Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco SteelPath MLP Alpha Plus Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of November 30, 2022, the related statements of operations and cash flows for the year ended November 30, 2022, the statement of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For the year ended November 30, 2022, November 30, 2021, November 30, 2020, and November 30, 2019 for Class A, Class C, Class Y and Class R6

For the year ended November 30, 2022, November 30, 2021 and November 30, 2020 and the period May 24, 2019 (commencement of operations) through November 30, 2019 for Class R and Class R5

The financial statements of Invesco SteelPath MLP Alpha Plus Fund (formerly known as Oppenheimer SteelPath MLP Alpha Plus Fund) as of and for the year ended November 30, 2018 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 25, 2019, except for the effects of the restatement discussed in Note 10 (not presented herein) to the financial statements appearing under Item 1 of the Fund’s 2018 annual report on Form N-CSR, as to which the date is March 29, 2020, expressed an unqualified opinion on those financial statements and financial highlights and included a paragraph regarding the correction of a misstatement in the 2015 — 2018 financial statements.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

January 30, 2023

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26                         Invesco SteelPath MLP Alpha Plus Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2022 through November 30, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (06/1/2022)	Ending Account Value (11/30/2022)¹	Expenses Paid During Period[2]	Ending Account Value (11/30/2022)¹	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,052.30	$13.94	$1,011.40	$13.66	2.71%
Class C	1,000.00	1,047.90	17.76	1,007.70	17.41	3.46
Class R	1,000.00	1,050.00	15.21	1,009.90	14.91	2.96
Class Y	1,000.00	1,054.90	12.67	1,012.70	12.41	2.46
Class R5	1,000.00	1,054.30	12.26	1,013.10	12.01	2.38
Class R6	1,000.00	1,053.60	12.05	1,013.40	11.81	2.34

1.

The actual ending account value is based on the actual total return of the Fund for the period June 1, 2022 through November 30, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

2.	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

27                         Invesco SteelPath MLP Alpha Plus Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco SteelPath MLP Alpha Plus Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board noted an accounting matter that required that certain historical financial statements for the Fund be restated in 2020 and that certain shareholders be reimbursed for transactions made at incorrect net asset values, and considered information regarding steps Invesco Advisers took and continues to take to remediate the matter. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Alerian MLP Infrastructure Index (Index). The Board noted that performance of Class Y shares of the Fund was in the first quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being

28                         Invesco SteelPath MLP Alpha Plus Fund

the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class Y shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that the Lipper category includes funds taxed as traditional mutual funds as well as those taxed as C-corporations (such as the Fund) and discussed how such taxation status can impact relative performance. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class Y shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees were in the fourth quintile of its expense group and discussed with management reasons for such relative contractual management fees.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

29                         Invesco SteelPath MLP Alpha Plus Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco  SteelPath MLP Alpha Plus Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown — 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit);

Formerly: President and Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads): Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School — Texas A&M University Formerly: Dean of Mays Business School — Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management-Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	189	Formerly: Member of the Cartica Funds Board of Directors (private investment funds); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor).

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism);

T-2                         Invesco  SteelPath MLP Alpha Plus Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort — 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America.
Officers
Sheri Morris — 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds;Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.;Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-3                         Invesco  SteelPath MLP Alpha Plus Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company);Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd./Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; and Assistant Vice President, The Invesco Funds

			N/A	N/A

T-4                         Invesco  SteelPath MLP Alpha Plus Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Adrien Deberghes — 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl — 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. — 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds.

Formerly, Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309

Counsel to the Independent Trustees

Sidley Austin LLP 787 Seventh Avenue New York, NY 10019

Distributor

Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800

Houston, TX 77002-5021

Custodian

UMB Bank n.a., 1010 Grand Boulevard Kansas City, MO 64106

T-5                         Invesco  SteelPath MLP Alpha Plus Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	0-SPMAP-AR-1

Annual Report to Shareholders	November 30, 2022

Invesco SteelPath MLP Income Fund

Nasdaq:
A: MLPDX ∎ C: MLPRX ∎ R: SPNNX ∎ Y: MLPZX ∎ R5: SPMQX ∎ R6: OSPMX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
6	Supplemental Information
8	Schedule of Investments
10	Financial Statements
13	Financial Highlights
19	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Contracts
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended November 30, 2022, Class A shares of Invesco SteelPath MLP Income Fund (the Fund), at net asset value (NAV), outperformed the S&P 500® Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 11/30/21 to 11/30/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	32.37%
Class C Shares	31.17
Class R Shares	31.82
Class Y Shares	32.51
Class R5 Shares	32.57
Class R6 Shares	32.61
S&P 500 Index	-9.21
Alerian MLP Index	42.25
Source(s): RIMES Technologies Corp.

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 32.37% during the fiscal year ended November 30, 2022. In comparison, master limited partnerships (MLPs), as measured by the Alerian MLP Index (AMZ), generated a total return of 42.25% over the same period. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return of -9.21%.

During the fiscal year the global equity markets were shaken by the Russian invasion of Ukraine, heightened inflation concerns, and rising interest rates. Commodity prices increased, generally driving most energy equity prices higher, midstream equities included. Further, efforts to replace Russian sourced natural gas sparked an increase in commitments to purchase US natural gas, or liquified natural gas, firming future natural gas demand expectations.

The sharp increase in the interest rate environment over the period did not appear to impact the midstream energy sector’s price performance materially. The sector has often traded well in rising rate environments despite the sector’s yield component. We believe it is also worth noting that many midstream contracts include annual rate adjustments linked to inflation indexes such as the Producer Price Index or the Consumer Price Index, which may mitigate the impacts of inflation or benefit cash flows in inflationary environments.

Despite the robust price performance, midstream equities continue to trade at discounted valuations relative to historical valuations. A number of sponsors or parent companies have elected to offer to repurchase their underlying midstream entities from the public markets. In 2022, through November, there were seven take-ins announced with a collective market capitalization of more than $17 billion, which was in addition to several similar transactions in 2021. We estimate that, on average, sponsors paid an approximate 22% premium to the unaffected market price prior to the respective transaction announcements. In addition to sponsor acquisitions, many sector participants have begun executing, or announced plans for, share repurchases, reflecting additional insider investment at today’s valuation levels.

Over the fiscal year, we estimate that a de minimis amount of equity supply entered the market through secondary offerings, initial public offerings, preferred offerings, or at-the-market programs in which primary units trade into the market anonymously throughout the normal trading day. Conversely, Wells Fargo estimates that during the first three quarters of 2022 midstream companies collectively repurchased over $3 billion of equity.1 Midstream companies raised approximately $12 billion of debt capital during the period.1 Most midstream MLPs pay out substantial distributions to investors and, therefore, have historically raised external capital to fund larger growth projects or acquisitions. However, in recent years most sector participants have adjusted their business models to self-fund the equity portion of their investment plans.

Macro Review

West Texas Intermediate (WTI) crude oil prices ended the period at $80.55 per barrel, up 22% over the fiscal year, while global crude prices, as measured by Brent crude oil, traded 21% higher over the fiscal year. During the period crude prices traded well over $100 per barrel before drifting lower. Henry Hub natural gas prices exited November 2022 at $6.93 per million British thermal units, up 52% over the fiscal year after hitting an intra-period high of $10.03 driven by strong export demand resulting from actions associated with the Russia-Ukraine war.

Regional price differentials weakened in the Permian basin and Appalachia as production in each basin was nearing available takeaway capacity.

Mont Belvieu natural gas liquids (NGL) prices ended the fiscal year at $32.97 per barrel, a 14% decrease over the previous fiscal year though NGL pricing hit a decadal high of $59.53 per barrel during the period. Pricing for NGL purity products was mixed, with ethane ending the period 9% higher while butane pricing ended the period 28% lower. Frac spreads, a measure of natural gas processing economics, ended the period at $0.23 per gallon, down 36% over the fiscal year. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve inverted over the period as short rates rose more than the yields on longer-dated maturities. The 10-year Treasury yield rose by 216 basis points to end the period at 3.61%. The MLP yield spread at fiscal year-end, as measured by the AMZ and the 10-year Treasury bond, narrowed by 338 basis points to 3.44%.

Over the fiscal year, real estate investment trusts and utilities, two competing yield-oriented equity asset classes, posted total returns of -13.54% (as measured by the Dow Jones Equity REIT Total Return Index) and 13.60% (as measured by the Dow Jones Utility Average Index), respectively, as compared to the AMZ’s 42.25% total return.

Subsector Reviews

Performance for all subsectors in the midstream, or energy infrastructure, asset class was positive over the fiscal year. On average, sector participants in the Gathering and Processing subsector provided the best performance over the period supported by rising production volumes and attractive processing economics. The Petroleum Pipeline subsector also outperformed, also benefiting from increasing production volumes and generally improving demand.

The Propane subsector experienced the weakest, albeit positive, performance over the fiscal year given its modest exposure to resumed production growth and generally lower market beta. Similarly, the Other Energy subsector, which includes fuel distribution companies, also lagged the more production and beta sensitive subsectors over the reporting period.

Fund Review

Key contributors to the Invesco SteelPath MLP Income Fund for the fiscal year ended November 30, 2022 were EnLink Midstream, LLC (NYSE: ENLC) and Energy Transfer, LP (NYSE: ET).

ENLC outperformed over the period after announcing better-than-expected guidance for 2022. ENLC also announced a landmark agreement with ExxonMobil and CF

2                         Invesco SteelPath MLP Income Fund

Industries to capture and permanently store up to 2 million metric tons of carbon dioxide emissions annually from CF’s manufacturing complex in Louisiana. ENLC is a gathering and processing focused midstream company with strategic assets in the Permian basin, Mid-Continent, and downstream markets along the Gulf Coast.

ET outperformed over the period after reporting strong earnings and increasing 2022 Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) guidance. Additionally, ET announced a dividend growth plan with the stated goal of returning the distribution to the pre-pandemic level of $1.22 per unit by 2023. ET was well positioned with one of the largest and most diversified portfolios of midstream assets in the United States, with a strategic footprint in all the major domestic production basins.

Key detractors from the Invesco SteelPath MLP Income Fund during the fiscal year were NGL Energy Partners (NYSE: NGL) and Summit Midstream Corp. (NYSE: SMLP).

NGL underperformed over the period after reporting weaker-than-expected financial and operating results. NGL is a diversified midstream energy partnership that transports, treats, recycles and disposes of produced water generated as part of the energy production process as well as transports, stores, markets and provides other logistics services for crude oil and liquid hydrocarbons.

SMLP underperformed over the fiscal year despite reporting better-than-expected financial and operating results. SMLP provides natural gas, crude oil and produced water gathering, processing and transportation services pursuant to primarily long-term, fee-based agreements with customers and counterparties in five unconventional resource basins.

Outlook

Midstream companies are generating significantly more free cash flow today than just a few years ago. The midstream energy sector shift to free cash flow has occurred as most sector participants sought to achieve materially higher distribution coverage as well as to retain internal cash to meet capital spending goals and to reduce leverage. However, we believe sector leverage is now largely in line with company targets and, since capital spending plans for the sector have become relatively moderate, we believe we will likely expect to see cash increasingly directed to distribution/dividend increases or share buybacks.

Further, over the past several years oil and gas producers, key customers of many midstream assets, have become, in our view, far more financially disciplined than in the past. Historically, today’s high pricing would entice oil and gas producers to massively increase capital spending, potentially resulting in a likewise massive cut to capital spending and balance sheet concerns should prices subsequently retreat. Today, capital spending is being restrained as producers remain committed to achieving strong return metrics and returning profits to shareholders.

We believe this change in producer financial discipline is healthy for midstream as well. Ratable producer spending means midstream providers are not being asked to rapidly build new capacity that then may be underutilized after a retraction in commodity pricing. Also, should commodity pricing retreat, we believe producers’ spending is likely to be less impacted, which we expect would result in more stable midstream volumes than past periods of commodity price pullbacks.

Despite these macro and company fundamental improvements, midstream equities trade at valuations substantially below the five- and 10-year averages. Therefore, we continue to believe the sector may provide investors an attractive yield and total return experience over the coming years despite the looming threat of a potential recession.

All data, unless otherwise noted, sourced from Bloomberg LP as of 11/30/2022.

1 Source: Wells Fargo, as of 11/30/2022

Portfolio managers:

Stuart Cartner

Brian Watson

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                         Invesco SteelPath MLP Income Fund

Your Fund’s Long-Term Performance

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                         Invesco SteelPath MLP Income Fund

Average Annual Total Returns
As of 11/30/22, including maximum applicable sales charges
Class A Shares
Inception (3/31/10)	3.76%
10 Years	2.91
5 Years	7.18
1 Year	25.00
Class C Shares
Inception (6/10/11)	2.83%
10 Years	2.92
5 Years	7.58
1 Year	30.17
Class R Shares
10 Years	3.22%
5 Years	8.09
1 Year	31.82
Class Y Shares
Inception (3/31/10)	4.47%
10 Years	3.74
5 Years	8.62
1 Year	32.51
Class R5 Shares
10 Years	3.61%
5 Years	8.62
1 Year	32.57
Class R6 Shares
Inception (6/28/13)	2.34%
5 Years	8.70
1 Year	32.61

Effective after the close of business on May 24, 2019, Class A, Class C, Class Y and Class I shares of the Oppenheimer SteelPath MLP Income Fund (the predecessor fund), were reorganized into Class A, Class C, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer SteelPath MLP Income Fund. Note: The Fund was subsequently renamed the Invesco SteelPath MLP Income Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class Y and Class R6 shares are those for Class A, Class C, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R and R5 shares incepted after the close of business on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower.

See current prospectus for more information.

5                         Invesco SteelPath MLP Income Fund

Supplemental Information

Invesco SteelPath MLP Income Fund’s investment objective is to seek total return.

•	Unless otherwise stated, information presented in this report is as of November 30, 2022, and is based on total net assets.
•	Unless otherwise noted, all data is provided by Invesco.
•	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

•	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
•	The Alerian MLP Index is designed to capture the performance of energy master limited partnerships (MLPs).
•	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
•	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

6                         Invesco SteelPath MLP Income Fund

Fund Information

Portfolio Composition

By Sector	% of total net assets
Diversified	27.49%
Petroleum Pipeline Transportation	24.97
Other Energy	24.73
Gathering & Processing	24.40
Terminalling & Storage	0.76
Money Market Funds Plus Other Assets Less Liabilities	(2.35)

Top 10 Master Limited Partnership and Related Entity Holdings*

% of total net assets
1. Energy Transfer L.P.	14.16%
2. MPLX L.P.	13.34
3. EnLink Midstream LLC	9.03
4. Antero Midstream Corp.	8.75
5. Sunoco L.P.	7.77
6. USA Compression Partners L.P.	7.65
7. NuStar Energy L.P.	7.64
8. Magellan Midstream Partners L.P.	6.63
9. Plains All American Pipeline L.P.	5.63
10. Western Midstream Partners L.P.	5.57

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*   Excluding money market fund holdings, if any.

Data presented here are as of November 30, 2022.

7                         Invesco SteelPath MLP Income Fund

Schedule of Investments

November 30, 2022

	Units	Value
Master Limited Partnerships And Related Entities–102.26%
Diversified–27.49%
Energy Transfer L.P.	34,210,951	$429,005,318
MPLX L.P.	11,889,596	404,127,368
		833,132,686
Gathering & Processing–24.40%
Antero Midstream Corp.	23,394,063	265,054,734
Crestwood Equity Partners L.P.	550,000	16,291,000
EnLink Midstream LLC	21,282,821	273,697,078
Evolve Transition Infrastucture L.P.(a)	1,747,546	283,103
Summit Midstream Partners L.P.(a)(b)	738,629	15,289,620
Western Midstream Partners L.P.	6,028,090	168,665,958
		739,281,493
Other Energy–24.64%
Arko Corp.	1,626,925	15,341,903
CrossAmerica Partners L.P.(b)	3,748,183	75,001,142
GasLog Partners L.P.	1,182,738	9,426,422
Global Partners L.P.(b)	3,883,735	127,503,020
KNOT Offshore Partners L.P.(b)	1,776,804	20,362,174
Suburban Propane Partners L.P.	795,601	13,095,592
Sunoco L.P.(b)	5,481,543	235,377,456
USA Compression Partners L.P.(b)	12,626,468	231,948,217
Westlake Chemical Partners L.P.	800,000	18,520,000
		746,575,926
Petroleum Pipeline Transportation–24.97%
Delek Logistics Partners L.P.	989,504	50,662,605
Genesis Energy L.P.(b)	7,695,932	81,346,001
Magellan Midstream Partners L.P.	3,809,387	200,754,695
NGL Energy Partners L.P.(a)(b)	12,412,037	14,522,083
NuStar Energy L.P.(b)	14,168,026	231,363,865
PBF Logistics L.P.	369,653	7,356,095
Phillips 66 Partners L.P.	500	54,220
Plains All American Pipeline L.P.	13,733,333	170,567,996
		756,627,560

	Units	Value
Terminalling & Storage–0.76%
Martin Midstream Partners L.P.(b)	7,026,434	$22,976,439
Total Master Limited Partnerships And Related Entities (Cost $2,070,853,752)		3,098,594,104
Preferred Master Limited Partnerships And Related Entities–0.09%
Other Energy–0.09%
Altera Infrastructure L.P., 7.25%(a)(c)(d)	588,440	0
Global Partners L.P., 9.50%(b)(c)	100,000	2,550,000
Total Preferred Master Limited Partnerships And Related Entities (Cost $8,634,664)		2,550,000

	Shares
Money Market Funds–1.01%
Fidelity Treasury Portfolio, Institutional Class, 3.60% (Cost $30,639,060)(e)	30,639,060	30,639,060
TOTAL INVESTMENTS IN SECURITIES–103.36% (Cost $2,110,127,476)		3,131,783,164
OTHER ASSETS LESS LIABILITIES–(3.36)%		(101,709,945)
NET ASSETS–100%		$3,030,073,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco SteelPath MLP Income Fund

Notes to Schedule of Investments:

(a)	Non-income producing.
(b)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the year ended November 30, 2022.

							Dividends and Distributions
Investments in Other Affiliates:	Value November 30, 2021	Purchases at cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value November 30, 2022	Return of Capital	Capital Gains	Income
MLP Investments and Related Entities
Blueknight Energy Partners L.P.[i]	$6,975,746	$—	$(9,889,397)	$2,890,170	$76,570	$—	$(53,089)	$218,073	$—
CrossAmerica Partners L.P.	64,541,396	9,515,000	—	8,028,430	—	75,001,142	(7,083,684)	—	—
EnLink Midstream LLC[i]	179,444,439	—	(60,738,757)	159,492,545	6,021,863	273,697,078	(10,523,012)	—	—
Genesis Energy L.P.	80,174,454	—	(2,715,691)	7,945,522	(3,223,684)	81,346,001	(834,600)	3,857,959	—
Global Partners L.P.	80,996,809	11,348,000	(2,371,578)	44,802,593	1,491,747	127,503,020	(8,764,551)	—	—
KNOT Offshore Partners L.P.	27,895,823	—	—	(5,268,153)	—	20,362,174	(2,265,496)	—	1,430,256
Martin Midstream Partners L.P.	19,392,958	—	—	3,723,852	—	22,976,439	(140,371)	158	—
NGL Energy Partners L.P.	25,320,555	—	—	(10,798,472)	—	14,522,083	—	—	—
NuStar Energy L.P.	131,681,998	73,360,209	—	44,522,743	—	231,363,865	(18,201,085)	797,757	—
Summit Midstream Partners L.P.	22,070,250	—	—	(6,780,451)	(179)	15,289,620	—	—	—
Sunoco L.P.	231,167,036	—	(23,207,283)	24,011,596	15,962,717	235,377,456	(12,556,610)	5,898,410	—
USA Compression Partners L.P.	172,261,815	15,849,161	—	56,714,330	—	231,948,217	(12,877,089)	12,693,494	—
Preferred MLP Investments and Related Entities
Blueknight Energy Partners L.P.[i]	6,605,760	—	(6,955,524)	(2,962,059)	3,738,097	—	(426,274)	—	—
Global Partners L.P.[i]	2,687,000	—	—	(137,000)	—	2,550,000	—	—	237,500
	$1,051,216,039	$110,072,370	$(105,878,230)	$326,185,646	$24,067,131	$1,331,937,095	$(73,725,861)	$23,465,851	$1,667,756

i.	As of November 30, 2022, the security was not considered as an affiliate of the Fund.

(c)	Perpetual security. Maturity date is not applicable.
(d)	Security valued using significant unobservable inputs (Level 3).
(e)	The rate shown is the 7-day SEC standardized yield as of November 30, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco SteelPath MLP Income Fund

Statement of Assets and Liabilities

November 30, 2022

Assets:
Investments in unaffiliated securities, at value (cost $993,989,189)	$2,076,093,147
Investments in affiliates, at value (cost $1,116,138,287)	1,055,690,017
Receivable for:
Fund shares sold	2,338,651
Investments sold	599,672
Dividends	133,131
Prepaid state income tax	282,124
Investment for trustee deferred compensation and retirement plans	106,802
Other assets	209,014
Total assets	3,135,452,558

Liabilities:
Payables for:
Fund shares reacquired	3,510,978
Accrued fees to affiliates	3,644,786
Accrued interest expense	37,575
Accrued trustees’ and officers’ fees and benefits	6,242
Deferred tax liability, net	97,393,602
Accrued other operating expenses	679,354
Trustee deferred compensation and retirement plans	106,802
Total liabilities	105,379,339
Net assets applicable to shares outstanding	$3,030,073,219

Net assets consist of:
Shares of beneficial interest	$3,108,627,054
Distributable earnings (loss), net of taxes	(78,553,835)
$3,030,073,219

Net Assets:
Class A	$1,557,503,877
Class C	$490,025,679
Class R	$2,583,311
Class Y	$943,591,410
Class R5	$8,490
Class R6	$36,360,452

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	329,280,318
Class C	122,682,355
Class R	552,726
Class Y	187,052,374
Class R5	1,773
Class R6	7,115,743
Class A:
Net asset value per share	$4.73
Maximum offering price per share (net asset value $4.73 ÷ 94.50%)	$5.01
Class C:
Net asset value and offering price per share	$3.99
Class R:
Net asset value and offering price per share	$4.67
Class Y:
Net asset value and offering price per share	$5.04
Class R5:
Net asset value and offering price per share	$4.79
Class R6:
Net asset value and offering price per share	$5.11

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco SteelPath MLP Income Fund

Statement of Operations

For the year ended November 30, 2022

Investment income:
Distributions and dividends ( $1,667,756 income from affiliates)	$228,313,394
Less: return of capital on distributions and dividends ( $73,725,861 from affiliates)	(198,581,595)
Less: return of capital on distributions and dividends in excess of cost basis ( $23,465,851 from affiliates)	(26,123,075)
Total investment income	3,608,724

Expenses:
Advisory fees	26,311,173
Administrative services fees	951,064
Custodian fees	168,709
Distribution fees:
Class A	3,539,182
Class C	4,858,685
Class R	10,141
Transfer agent fees — A, C, R and Y	3,124,722
Transfer agent fees — R5	4
Transfer agent fees — R6	10,330
Interest, facilities and maintenance fees	832,282
State income tax expense	(56,965)
Trustees’ and officers’ fees and benefits	41,385
Registration and filing fees	158,644
Reports to shareholders	150,224
Professional services fees	149,523
Other	42,842
Total expenses, before waivers and deferred taxes	40,291,945
Less: Expenses reimbursed	(661,945)
Net expenses, before deferred taxes	39,630,000
Net investment income (loss), before deferred taxes	(36,021,276)
Net deferred tax benefit	31,625,122
Net investment income (loss), net of deferred taxes	(4,396,154)

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities (net return of capital in excess of cost basis of $2,657,224) (includes net gain (losses) from securities sold to affiliates of ($4,730,382))	88,855,639
Affiliated investment securities (net return of capital in excess of cost basis of $23,465,851)	24,067,131
Net deferred tax (expense)/benefit	43,717,014
Net realized gain, net of taxes	156,639,784
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	445,964,402
Affiliated investment securities	326,185,646
Net deferred tax (expense)/benefit	(172,735,738)
Net change in net unrealized appreciation of investment securities, net of deferred taxes	599,414,310
Net realized and unrealized gain, net of deferred tax	756,054,094
Net increase in net assets resulting from operations	$751,657,940

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco SteelPath MLP Income Fund

Statement of Changes in Net Assets

For the years ended November 30, 2022 and 2021

	2022	2021
Operations:
Net investment income (loss), net of deferred taxes	$(4,396,154)	$(27,832,819)
Net realized gain (loss), net of deferred taxes	156,639,784	(23,480,676)
Change in net unrealized appreciation, net of deferred taxes	599,414,310	854,349,958
Net increase in net assets resulting from operations	751,657,940	803,036,463

Distributions to shareholders from distributable earnings:
Class A	(39,965,900)	—
Class C	(15,884,962)	—
Class R	(58,531)	—
Class Y	(22,309,002)	—
Class R5	(220)	—
Class R6	(894,192)	—
Total distributions from distributable earnings	(79,112,807)	—

Return of capital:
Class A	(86,185,444)	(120,494,023)
Class C	(34,255,515)	(57,669,126)
Class R	(126,221)	(115,721)
Class Y	(48,108,792)	(60,717,764)
Class R5	(476)	(696)
Class R6	(1,928,302)	(2,810,937)
Total return of capital	(170,604,750)	(241,808,267)

Share transactions–net:
Class A	43,360,652	109,633,978
Class C	(46,982,083)	(103,850,185)
Class R	687,130	625,922
Class Y	152,665,233	13,028,269
Class R6	(3,360,276)	(1,591,790)
Net increase in net assets resulting from share transactions	146,370,656	17,846,194
Net increase in net assets	648,311,039	579,074,390

Net assets:
Beginning of year	2,381,762,180	1,802,687,790
End of year	$3,030,073,219	$2,381,762,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco SteelPath MLP Income Fund

Financial Highlights

	Years Ended November 30,
Class A	2022	2021	2020	2019	2018*
Per share operating data
Net asset value, beginning of period	$3.90	$2.95	$4.32	$5.14	$5.92
Net investment income (loss)(a)	(0.00)	(0.04)	(0.03)	(0.06)	(0.08)
Return of capital(a)	0.24	0.25	0.31	0.40	0.44
Net realized and unrealized gain (loss)	0.98	1.13	(1.11)	(0.48)	(0.46)
Total from investment operations	1.22	1.34	(0.83)	(0.14)	(0.10)
Less:
Return of capital	(0.27)	(0.39)	(0.54)	(0.68)	(0.68)
Dividends from net investment income	(0.12)	—	—	—	—	(b)
Total distributions	(0.39)	(0.39)	(0.54)	(0.68)	(0.68)
Net asset value, end of period	$4.73	$3.90	$2.95	$4.32	$5.14
Total return(c)	32.37%	46.12%	(17.70)%	(3.89)%	(2.23)%
Net assets, end of period (000’s omitted)	$1,557,504	$1,247,416	$861,681	$1,162,368	$1,246,886
Portfolio turnover rate	12%	22%	44%	35%	30%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	1.40%	1.43%	1.51%	1.50%	1.55%
Expense (waivers)	(0.02)%	(0.04)%	(0.05)%	(0.05)%	(0.10	)%(d)
With fee waivers and/or expense reimbursements, before taxes(e)	1.38%	1.39%	1.46%	1.45%	1.45%
Deferred/current tax expense (benefit)(f)	3.51%	—%	—%	—%	—%
With fee waivers and/or expense reimbursements, after taxes	4.89%	1.39%	1.46%	1.45%	1.45%

Ratio of investment income (loss):
Ratio of net investment income (loss), before taxes	(1.27)%	(1.14)%	(1.18)%	(1.22)%	(1.46)%
Net of expense (waivers) and before deferred tax benefit (expense)	(1.25)%	(1.10)%	(1.13)%	(1.17)%	(1.36)%
Deferred tax benefit (expense)(g)	1.14%	—%	—%	—%	—%
Ratio of net investment income (loss), after taxes	(0.11)%	(1.10)%	(1.13)%	(1.17)%	(1.36)%

*	The financial highlights for the year ended November 30, 2018 reflect restated values. See Note 10-Restatment in the Notes to Financials Statements for the year ended November 30, 2018.
(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(b)	Rounds to less than $(0.005) per share.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(e)

Includes borrowing, state income tax and franchise tax expense. Without borrowing, state income tax and franchise tax expense, the net expense ratio would be 1.35%, 1.35%, 1.37% 1.41%, and 1.41%, for the years ended November 30, 2022, 2021, 2020, 2019, and 2018, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco SteelPath MLP Income Fund

Financial Highlights—(continued)

	Years Ended November 30,
Class C	2022	2021	2020	2019	2018*
Per share operating data
Net asset value, beginning of period	$3.37	$2.61	$3.92	$4.76	$5.57
Net investment income (loss)(a)	(0.03)	(0.06)	(0.05)	(0.09)	(0.12)
Return of capital(a)	0.21	0.21	0.28	0.37	0.44
Net realized and unrealized gain (loss)	0.83	1.00	(1.00)	(0.44)	(0.45)
Total from investment operations	1.01	1.15	(0.77)	(0.16)	(0.13)
Less:
Return of capital	(0.27)	(0.39)	(0.54)	(0.68)	(0.68)
Dividends from net investment income	(0.12)	—	—	—	—	(b)
Total distributions	(0.39)	(0.39)	(0.54)	(0.68)	(0.68)
Net asset value, end of period	$3.99	$3.37	$2.61	$3.92	$4.76
Total return(c)	31.17%	44.81%	(17.99)%	(4.68)%	(2.95)%
Net assets, end of period (000’s omitted)	$490,026	$456,811	$436,611	$690,751	$823,980
Portfolio turnover rate	12%	22%	44%	35%	30%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	2.15%	2.18%	2.26%	2.29%	2.33%
Expense (waivers)	(0.02)%	(0.04)%	(0.05)%	(0.05)%	(0.10	)%(d)
With fee waivers and/or expense reimbursements, before taxes(e)	2.13%	2.14%	2.21%	2.24%	2.23%
Deferred/current tax expense (benefit)(f)	3.51%	—%	—%	—%	—%
With fee waivers and/or expense reimbursements, after taxes	5.64%	2.14%	2.21%	2.24%	2.23%

Ratio of investment income (loss):
Ratio of net investment income (loss), before taxes	(2.02)%	(1.89)%	(1.93)%	(2.01)%	(2.24)%
Net of expense (waivers) and before deferred tax benefit (expense)	(2.00)%	(1.85)%	(1.88)%	(1.96)%	(2.14)%
Deferred tax benefit (expense)(g)	1.14%	—%	—%	—%	—%
Ratio of net investment income (loss), after taxes	(0.86)%	(1.85)%	(1.88)%	(1.96)%	(2.14)%

*	The financial highlights for the year ended November 30, 2018 reflect restated values. See Note 10-Restatment in the Notes to Financials Statements for the year ended November 30, 2018.
(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(b)	Rounds to less than $(0.005) per share.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(e)

Includes borrowing, state income tax and franchise tax expense. Without borrowing, state income tax and franchise tax expense, the net expense ratio would be 2.10%, 2.10%, 2.12%, 2.20%, and 2.19%, for the years ended November 30, 2022, 2021, 2020, 2019, and 2018, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco SteelPath MLP Income Fund

Financial Highlights—(continued)

	Years Ended November 30,			Period ended November 30, 2019(a)
Class R	2022	2021	2020
Per share operating data
Net asset value, beginning of period	$3.87	$2.94	$4.31	$5.46
Net investment income (loss)(b)	(0.02)	(0.05)	(0.04)	(0.03)
Return of capital(b)	0.24	0.25	0.29	0.19
Net realized and unrealized gain (loss)	0.97	1.12	(1.08)	(0.91)
Total from investment operations	1.19	1.32	(0.83)	(0.75)
Less:
Return of capital	(0.27)	(0.39)	(0.54)	(0.40)
Dividends from net investment income	(0.12)	—	—	—
Total distributions	(0.39)	(0.39)	(0.54)	(0.40)
Net asset value, end of period	$4.67	$3.87	$2.94	$4.31
Total return(c)	31.82%	45.59%	(17.71)%	(14.41)%
Net assets, end of period (000’s omitted)	$2,583	$1,512	$693	$166
Portfolio turnover rate	12%	22%	44%	35%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	1.65%	1.68%	1.76%	1.71	%(d)
Expense (waivers)	(0.02)%	(0.04)%	(0.05)%	(0.05	)%(d)
With fee waivers and/or expense reimbursements, before taxes(e)	1.63%	1.64%	1.71%	1.66	%(d)
Deferred/current tax expense (benefit)(f)	3.51%	—%	—%	—	%(d)
With fee waivers and/or expense reimbursements, after taxes	5.14%	1.64%	1.71%	1.66	%(d)

Ratio of investment income (loss):
Ratio of net investment income (loss), before taxes	(1.52)%	(1.39)%	(1.43)%	(1.43	)%(d)
Net of expense (waivers) and before deferred tax benefit (expense)	(1.50)%	(1.35)%	(1.38)%	(1.38	)%(d)
Deferred tax benefit (expense)(g)	1.14%	—%	—%	—	%(d)
Ratio of net investment income (loss), after taxes	(0.36)%	(1.35)%	(1.38)%	(1.38	)%(d)

(a)	Commencement date after the close of business on May 24, 2019.
(b)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Annualized.
(e)

Includes interest, borrowing, state income tax and franchise tax expense. Without interest, borrowing, state income tax and franchise tax expense, the net expense ratio would be 1.60%, 1.60%, 1.62% and 1.62%, for the years ended November 30, 2022, 2021 and 2020, and the period ended November 30, 2019, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco SteelPath MLP Income Fund

Financial Highlights—(continued)

	Years Ended November 30,
Class Y	2022	2021	2020	2019	2018*
Per share operating data
Net asset value, beginning of period	$4.13	$3.10	$4.49	$5.31	$6.08
Net investment income (loss)(a)	0.01	(0.03)	(0.03)	(0.05)	(0.07)
Return of capital(a)	0.26	0.26	0.32	0.41	0.44
Net realized and unrealized gain (loss)	1.03	1.19	(1.14)	(0.50)	(0.46)
Total from investment operations	1.30	1.42	(0.85)	(0.14)	(0.09)
Less:
Return of capital	(0.27)	(0.39)	(0.54)	(0.68)	(0.68)
Dividends from net investment income	(0.12)	—	—	—	—	(b)
Total distributions	(0.39)	(0.39)	(0.54)	(0.68)	(0.68)
Net asset value, end of period	$5.04	$4.13	$3.10	$4.49	$5.31
Total return(c)	32.51%	46.50%	(17.43)%	(3.76)%	(1.99)%
Net assets, end of period (000’s omitted)	$943,591	$643,291	$476,921	$714,214	$820,187
Portfolio turnover rate	12%	22%	44%	35%	30%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	1.15%	1.18%	1.26%	1.24%	1.29%
Expense (waivers)	(0.02)%	(0.04)%	(0.05)%	(0.05)%	(0.10	)%(d)
With fee waivers and/or expense reimbursements, before taxes(e)	1.13%	1.14%	1.21%	1.19%	1.19%
Deferred/current tax expense (benefit)(f)	3.51%	—%	—%	—%	—%
With fee waivers and/or expense reimbursements, after taxes	4.64%	1.14%	1.21%	1.19%	1.19%

Ratio of investment income (loss):
Ratio of net investment income (loss), before taxes	(1.02)%	(0.89)%	(0.93)%	(0.96)%	(1.20)%
Net of expense (waivers) and before deferred tax benefit (expense)	(1.00)%	(0.85)%	(0.88)%	(0.91)%	(1.10)%
Deferred tax benefit (expense(g)	1.14%	—%	—%	—%	—%
Ratio of net investment income (loss), after taxes	0.14%	(0.85)%	(0.88)%	(0.91)%	(1.10)%

*	The financial highlights for the year ended November 30, 2018 reflect restated values. See Note 10-Restatment in the Notes to Financials Statements for the year ended November 30, 2018.
(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(b)	Rounds to less than $(0.005) per share.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(e)

Includes borrowing, state income tax and franchise tax expense. Without borrowing, state income tax and franchise tax expense, the net expense ratio would be 1.10%, 1.10%, 1.12%, 1.15%, and 1.15%, for the years ended November 30, 2022, 2021, 2020, 2019, and 2018, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco SteelPath MLP Income Fund

Financial Highlights—(continued)

	Years Ended November 30,			Period ended November 30, 2019(a)
Class R5	2022	2021	2020
Per share operating data
Net asset value, beginning of period	$3.94	$2.97	$4.32	$5.46
Net investment income (loss)(b)	0.01	(0.03)	(0.02)	(0.02)
Return of capital(b)	0.25	0.25	0.31	0.20
Net realized and unrealized gain (loss)	0.98	1.14	(1.10)	(0.92)
Total from investment operations	1.24	1.36	(0.81)	(0.74)
Less:
Return of capital	(0.27)	(0.39)	(0.54)	(0.40)
Dividends from net investment income	(0.12)	—	—	—
Total distributions	(0.39)	(0.39)	(0.54)	(0.40)
Net asset value, end of period	$4.79	$3.94	$2.97	$4.32
Total return(c)	32.57%	46.54%	(17.17)%	(14.23)%
Net assets, end of period (000’s omitted)	$8	$7	$5	$8
Portfolio turnover rate	12%	22%	44%	35%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	1.07%	1.07%	1.14%	1.12	%(d)
Expense (waivers)	—%	—%	—%	—	%(d)
With fee waivers and/or expense reimbursements, before taxes(e)	1.07%	1.07%	1.14%	1.12	%(d)
Deferred/current tax expense (benefit)(f)	3.51%	—%	—%	—	%(d)
With fee waivers and/or expense reimbursements, after taxes	4.58%	1.07%	1.14%	1.12	%(d)

Ratio of investment income (loss):
Ratio of net investment income (loss), before taxes	(0.94)%	(0.78)%	(0.81)%	(0.84	)%(d)
Net of expense (waivers) and before deferred tax benefit (expense)	(0.94)%	(0.78)%	(0.81)%	(0.84	)%(d)
Deferred tax benefit (expense)(g)	1.14%	—%	—%	—	%(d)
Ratio of net investment income (loss), after taxes	0.20%	(0.78)%	(0.81)%	(0.84	)%(d)

(a)	Commencement date after the close of business on May 24, 2019.
(b)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Annualized.
(e)

Includes interest, borrowing, state income tax and franchise tax expense. Without interest, borrowing, state income tax and franchise tax expense, the net expense ratio would be 1.04%, 1.03%, 1.05% and 1.08%, for the years ended November 30, 2022, 2021 and 2020, and the period ended November 30, 2019, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco SteelPath MLP Income Fund

Financial Highlights—(continued)

	Years Ended November 30,
Class R6	2022	2021	2020	2019	2018*
Per share operating data
Net asset value, beginning of period	$4.18	$3.13	$4.52	$5.34	$6.10
Net investment income (loss)(a)	0.01	(0.03)	(0.03)	(0.04)	(0.06)
Return of capital(a)	0.26	0.26	0.32	0.42	0.44
Net realized and unrealized gain (loss)	1.05	1.21	(1.14)	(0.52)	(0.46)
Total from investment operations	1.32	1.44	(0.85)	(0.14)	(0.08)
Less:
Return of capital	(0.27)	(0.39)	(0.54)	(0.68)	(0.68)
Dividends from net investment income	(0.12)	—	—	—	— (b)
Total distributions	(0.39)	(0.39)	(0.54)	(0.68)	(0.68)
Net asset value, end of period	$5.11	$4.18	$3.13	$4.52	$5.34
Total return(c)	32.61%	46.70%	(17.33)%	(3.75)%	(1.82)%
Net assets, end of period (000’s omitted)	$36,360	$32,725	$26,777	$24,245	$22,054
Portfolio turnover rate	12%	22%	44%	35%	30%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	1.07%	1.07%	1.14%	1.10%	1.11%
Expense (waivers)	(0.01)%	—%	—%	—%	—%
With fee waivers and/or expense reimbursements, before taxes(d)	1.06%	1.07%	1.14%	1.10%	1.11%
Deferred/current tax expense (benefit)(e)	3.51%	—%	—%	—%	—%
With fee waivers and/or expense reimbursements, after taxes	4.57%	1.07%	1.14%	1.10%	1.11%

Ratio of investment income (loss):
Ratio of net investment income (loss), before taxes	(0.94)%	(0.78)%	(0.81)%	(0.82)%	(1.03)%
Net of expense (waivers) and before deferred tax benefit (expense)	(0.93)%	(0.78)%	(0.81)%	(0.82)%	(1.03)%
Deferred tax benefit (expense)(f)	1.14%	—%	—%	—%	—%
Ratio of net investment income (loss), after taxes	0.21%	(0.78)%	(0.81)%	(0.82)%	(1.03)%

*	The financial highlights for the year ended November 30, 2018 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.
(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(b)	Rounds to less than $(0.005) per share.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

Includes borrowing, state income tax and franchise tax expense. Without borrowing, state income tax and franchise tax expense, the net expense ratio would be 1.03%, 1.03%, 1.05%, 1.06%, and 1.07%, for the years ended November 30, 2022, 2021, 2020, 2019, and 2018, respectively.

(e)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(f)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco SteelPath MLP Income Fund

Notes to Financial Statements

November 30, 2022

NOTE 1—Significant Accounting Policies

Invesco SteelPath MLP Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Fund is classified as non-diversified. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

19                         Invesco SteelPath MLP Income Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders – Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

E.

Master Limited Partnerships – The Fund primarily invests in MLPs. MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly. The Fund also will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. For the year ended November 30, 2022, the federal income tax rate is 21%. The Fund is currently using an estimated rate of 1.5% for state and local tax, net of federal tax expense.

20                         Invesco SteelPath MLP Income Fund

The Fund’s income tax provision consists of the following as of November 30, 2022:

Current tax (expense) benefit
Federal	$—
State	—
Total current tax (expense) benefit	$—

Deferred tax (expense) benefit
Federal	$(175,830,581)
State	(14,084,477)
Valuation allowance	92,521,456
Total deferred tax (expense) benefit	$(97,393,602)

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	% Effect
Application of Federal statutory income tax rate	$(178,300,825)	(21.00)%
State income taxes net of federal benefit	(12,735,773)	(1.50)%
Effect of permanent differences	(532,527)	(0.06)%
Effect of state tax rate change	(1,616,095)	(0.19)%
Return to provision adjustments	3,270,162	0.39%
Change in valuation allowance	92,521,456	10.90%
Total income tax (expense) benefit	$(97,393,602)	(11.46)%

For the year ended November 30, 2022, the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 11.46% differed from the combined federal and state statutory tax rate of 22.50% due in large part to the change in valuation allowance primarily as a result of the change in unrealized appreciation.

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLPs’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses (“NOL”) and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

In determining a valuation allowance, the Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards were limited as a result of shareholder transactions or were likely to expire unused, and unrealized gains and losses on investments. Consideration was also given to market cycles, the severity and duration of historical deferred tax assets, the impact of redemptions, and the level of MLP distributions.

Through the consideration of these factors, the Fund has determined that it is more likely than not that the Fund’s deferred tax assets would be realized through future taxable income of the appropriate character.

From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on or expirations of the Fund’s NOL and capital loss carryovers (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2022 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) — Federal	$201,769,740
Net operating loss carryforward (tax basis) — State	20,761,976
Excess business interest expense carryforward	8,072,496
Capital loss carryforward (tax basis)	68,612,740
Book to tax differences — Income recognized from MLPs	841,981
Total deferred tax asset	300,058,933

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(397,452,535)
Total deferred tax liability	(397,452,535)
Total net deferred tax asset (liability)	$(97,393,602)

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

21                         Invesco SteelPath MLP Income Fund

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2022, the Fund paid $3,365 in interest and penalties associated with the underpayment of income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months. Generally, the Fund is subject to examinations by taxing authorities for up to three years after the filing of the return for the tax period. All relevant periods are still open for examination.

At November 30, 2022, the Fund had net operating loss carryforwards for federal income tax purposes as follows:

Expiration date for expiring net operating loss carryforwards
11/30/2034	$111,887,635
11/30/2035	258,649,215
11/30/2036	144,223,600
11/30/2037	63,826,450
11/30/2038	120,263,557
Total expiring net operating loss carryforwards	$698,850,457
Total non-expiring net operating loss carryforwards	$261,957,828
Total net operating loss carryforwards	$960,808,285

At November 30, 2022, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2025	$213,245,681
11/30/2026	91,699,832
Total	$304,945,513

During the year ended November 30, 2022, the Fund estimates that it will utilize $96,200,805 of capital loss carryforward.

At November 30, 2022, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$1,364,054,697
Gross Unrealized Appreciation	$1,872,761,198
Gross Unrealized Depreciation	(105,032,731)
Net Unrealized Appreciation on Investments	$1,767,728,467

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit.

J.

Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

K.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

22                         Invesco SteelPath MLP Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $3 billion	0.95%
Next $2 billion	0.93%
Over $5 billion	0.90%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended November 30, 2022, the effective advisory fee rate incurred by the Fund was 0.95%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least March 31, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.35%, 2.10%, 1.60%, 1.10%, 1.08% and 1.03%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on March 31, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended November 30, 2022, the Adviser contractually reimbursed class level expenses of $340,931, $114,325, $516, $204,436, $0, and $1,737 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into an administration and fund accounting agreement with UMB Fund Services, Inc. (“UMB”) pursuant to which UMB shall provide administration and fund accounting services to the Fund. The Trust and the Adviser have entered into a Master Administrative Services Agreement (“Administrative Services Agreement”) pursuant to which the Adviser may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by the Adviser under the Investment Advisory Agreement. The Adviser may only receive fees for administrative services under the Administrative Services Agreement to the extent that those fees assessed under the agreement are in excess of the fees paid to UMB. For the year ended November 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Additionally, Invesco has entered into service agreements whereby UMB Bank, n.a., serves as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended November 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended November 30, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended November 30, 2022, IDI advised the Fund that IDI retained $252,884 in front-end sales commissions from the sale of Class A shares and $26,063 and $24,200 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended November 30, 2022, the Fund incurred $20,802 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

23                         Invesco SteelPath MLP Income Fund

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Master Limited Partnerships and Related Entities	$3,098,594,104	$—	$—	$3,098,594,104
Preferred Master Limited Partnerships and Related Entities	2,550,000	—	0	2,550,000
Money Market Funds	30,639,060	—	—	30,639,060
Total Investments	$3,131,783,164	$—	$0	$3,131,783,164

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended November 30, 2022, the Fund engaged in securities purchases of $39,535,000 and securities sales of $15,437,700, which resulted in net realized gains (losses) of $(4,730,382).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances and Borrowings

Effective September 28, 2022, the Fund entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $400 million, collectively by certain Invesco Funds, and which will expire on September 27, 2023. Prior to September 28, 2022, the revolving credit and security agreement permitted borrowings up to $500 million. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement. During the year ended November 30, 2022, the Fund did not borrow under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with UMB Bank n.a., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended November 30, 2022 was $387,704,329 and $331,507,219 respectively.

24                         Invesco SteelPath MLP Income Fund

Note 8—Share Information

	Summary of Share Activity
	Year ended November 30, 2022(a)		Year ended November 30, 2021
	Shares	Amount	Shares	Amount
Sold:
Class A	31,998,946	$140,675,449	43,250,620	$164,587,683
Class C	18,694,360	70,457,392	17,257,488	57,778,721
Class R	159,009	675,831	135,886	549,864
Class Y	87,901,637	413,641,682	53,605,371	220,383,850
Class R6	1,267,839	5,971,094	2,725,256	11,142,596
Issued as reinvestment of dividends:
Class A	13,906,805	62,169,785	14,729,844	57,560,439
Class C	6,203,455	23,655,956	8,113,805	27,527,559
Class R	38,397	170,163	23,000	90,411
Class Y	7,967,443	37,925,248	7,610,687	31,374,058
Class R6	227,965	1,093,505	307,956	1,278,905
Automatic conversion of Class C shares to Class A shares:
Class A	18,411,439	80,663,521	25,338,129	97,160,668
Class C	(21,548,848)	(80,663,521)	(28,992,364)	(97,160,668)
Reacquired:
Class A	(54,712,683)	240,148,103)	(55,354,703)	(209,674,812)
Class C	(16,223,482)	(60,431,910)	(28,242,459)	(91,995,797)
Class R	(35,554)	(158,864)	(3,934)	(14,353)
Class Y	(64,579,678)	(298,901,697)	(59,171,235)	(238,729,639)
Class R6	(2,214,804)	(10,424,875)	(3,746,141)	(14,013,291)
Net Increase (decrease) in share activity	27,462,246	$146,370,656	(2,412,794)	$17,846,194

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25                         Invesco SteelPath MLP Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco SteelPath MLP Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco SteelPath MLP Income Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statement of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For the year ended November 30, 2022, November 30, 2021, November 30, 2020, and November 30, 2019 for Class A, Class C, Class Y and Class R6

For the year ended November 30, 2022, November 30, 2021 and November 30, 2020 and the period May 24, 2019 (commencement of operations) through November 30, 2019 for Class R and Class R5

The financial statements of Invesco SteelPath MLP Income Fund (formerly known as Oppenheimer SteelPath MLP Income Fund) as of and for the year ended November 30, 2018 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 25, 2019, except for the effects of the restatement discussed in Note 10 (not presented herein) to the financial statements appearing under Item 1 of the Fund’s 2018 annual report on Form N-CSR, as to which the date is March 29, 2020, expressed an unqualified opinion on those financial statements and financial highlights and included a paragraph regarding the correction of a misstatement in the 2015 – 2018 financial statements.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

January 30, 2023

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26                         Invesco SteelPath MLP Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2022 through November 30, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (06/1/2022)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (11/30/2022)¹	Expenses Paid During Period[2]	Ending Account Value (11/30/2022)¹	Expenses Paid During Period[2]
CLASS A	$1,000.00	$1,054.30	$42.43	$983.70	$40.98	8.24%
CLASS C	1,000.00	1,051.10	46.22	980.00	44.62	8.99
CLASS R	1,000.00	1,052.70	43.69	982.50	42.19	8.49
CLASS Y	1,000.00	1,055.20	41.17	985.00	39.76	7.99
CLASS R5	1,000.00	1,058.10	40.91	985.10	39.46	7.93
CLASS R6	1,000.00	1,056.50	40.83	985.30	39.42	7.92

1.

The actual ending account value is based on the actual total return of the Fund for the period June 1, 2022 through November 30, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

2.	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

27                         Invesco SteelPath MLP Income Fund

Approval of Investment Advisory and Sub-advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco SteelPath MLP Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board noted an accounting matter that required that certain historical financial statements for the Fund be restated in 2020 and that certain shareholders be reimbursed for transactions made at incorrect net asset values, and considered information regarding steps Invesco Advisers took and continues to take to remediate the matter. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The

Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Alerian MLP Infrastructure Index (Index). The Board noted that performance of Class A shares of the Fund

28                         Invesco SteelPath MLP Income Fund

was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that the Lipper category includes funds taxed as traditional mutual funds as well as those taxed as C-corporations (such as the Fund) and discussed how such taxation status can impact relative performance. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was the same as the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

29                         Invesco SteelPath MLP Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco SteelPath MLP Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown — 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads): Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School — Texas A&M University Formerly: Dean of Mays Business School — Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management—Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	189	Formerly: Member of the Cartica Funds Board of Directors (private investment funds); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2                         Invesco SteelPath MLP Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor).

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism);
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort —1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America.
Officers
Sheri Morris — 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds;Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A

T-3                         Invesco SteelPath MLP Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.;Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                         Invesco SteelPath MLP Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company);Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd./Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; and Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes — 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl — 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-5                         Invesco SteelPath MLP Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
James Bordewick, Jr. — 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds.

Formerly, Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5021

Custodian

UMB Bank n.a.,

1010 Grand Boulevard

Kansas City, MO 64106

T-6                         Invesco SteelPath MLP Income Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
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•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	O-SPMI-AR-1

Annual Report to Shareholders	November 30, 2022

Invesco SteelPath MLP Select 40 Fund

Nasdaq:
A: MLPFX ∎ C: MLPEX ∎ R: SPMWX ∎ Y: MLPTX ∎ R5: SPMVX ∎ R6: OSPSX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
6	Supplemental Information
8	Schedule of Investments
10	Financial Statements
13	Financial Highlights
19	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Fund Expenses
27	Approval of Investment Advisory and Sub-Advisory Contracts
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended November 30, 2022, Class A shares of Invesco SteelPath MLP Select 40 Fund (the Fund), at net asset value (NAV), outperformed the S&P 500® Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 11/30/21 to 11/30/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	29.87%
Class C Shares	28.85
Class R Shares	29.47
Class Y Shares	29.83
Class R5 Shares	30.11
Class R6 Shares	29.92
S&P 500 Index	-9.21
Alerian MLP Index	42.25

Source(s): RIMES Technologies Corp.

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 29.87% during the fiscal year ended November 30, 2022. In comparison, master limited partnerships (MLPs), as measured by the Alerian MLP Index (AMZ), generated a total return of 42.25% over the same period. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return of -9.21%.

During the fiscal year the global equity markets were shaken by the Russian invasion of Ukraine, heightened inflation concerns, and rising interest rates. Commodity prices increased, generally driving most energy equity prices higher, midstream equities included. Further, efforts to replace Russian sourced natural gas sparked an increase in commitments to purchase US natural gas, or liquified natural gas, firming future natural gas demand expectations.

The sharp increase in the interest rate environment over the period did not appear to impact the midstream energy sector’s price performance materially. The sector has often traded well in rising rate environments despite the sector’s yield component. We believe it is also worth noting that many midstream contracts include annual rate adjustments linked to inflation indexes such as the Producer Price Index or the Consumer Price Index, which may mitigate the impacts of inflation or benefit cash flows in inflationary environments.

Despite the robust price performance, midstream equities continue to trade at discounted valuations relative to historical valuations. A number of sponsors or parent companies have elected to offer to repurchase their underlying midstream entities from the public markets. In 2022, through November, there were seven take-ins announced with a collective market capitalization of more than $17 billion, which was in addition to several similar transactions in 2021. We estimate that, on average, sponsors paid an approximate 22% premium to the unaffected market price prior to the respective transaction announcements. In addition to sponsor acquisitions, many sector participants have begun executing, or announced plans for, share repurchases, reflecting additional insider investment at today’s valuation levels.

Over the fiscal year, we estimate that a de minimis amount of equity supply entered the market through secondary offerings, initial public offerings, preferred offerings, or at-the-market programs in which primary units trade into the market anonymously throughout the normal trading day. Conversely, Wells Fargo estimates that during the first three quarters of 2022 midstream companies collectively repurchased over $3 billion of equity.1 Midstream companies raised approximately $12 billion of debt capital during the period.1 Most midstream MLPs pay out substantial distributions to investors and, therefore, have historically raised external capital to fund larger growth projects or acquisitions. However, in recent years most sector participants have adjusted their business models to self-fund the equity portion of their investment plans.

Macro Review

West Texas Intermediate (WTI) crude oil prices ended the period at $80.55 per barrel, up 22% over the fiscal year, while global crude prices, as measured by Brent crude oil, traded 21% higher over the fiscal year. During the period crude prices traded well over $100 per barrel before drifting lower. Henry Hub natural gas prices exited November 2022 at $6.93 per million British thermal units, up 52% over the fiscal year after hitting an intra-period high of $10.03 driven by strong export demand resulting from actions associated with the Russia-Ukraine war. Regional price differentials weakened in the Permian basin and Appalachia as production in each basin was nearing available takeaway capacity.

Mont Belvieu natural gas liquids (NGL) prices ended the fiscal year at $32.97 per barrel, a 14% decrease over the previous fiscal year though NGL pricing hit a decadal high of $59.53 per barrel during the period. Pricing for NGL purity products was mixed, with ethane ending the period 9% higher while butane pricing ended the period 28% lower. Frac spreads, a measure of natural gas processing economics, ended the period at $0.23 per gallon, down 36% over the fiscal year. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve inverted over the period as short rates rose more than the yields on longer-dated maturities. The 10-year Treasury yield rose by 216 basis points to end the period at 3.61%. The MLP yield spread at fiscal year-end, as measured by the AMZ and the 10-year Treasury bond, narrowed by 338 basis points to 3.44%.

Over the fiscal year, real estate investment trusts and utilities, two competing yield-oriented equity asset classes, posted total returns of -13.54% (as measured by the Dow Jones Equity REIT Total Return Index) and 13.60% (as measured by the Dow Jones Utility Average Index), respectively, as compared to the AMZ’s 42.25% total return.

Subsector Reviews

Performance for all subsectors in the midstream, or energy infrastructure, asset class was positive over the fiscal year. On average, sector participants in the Gathering and Processing subsector provided the best performance over the period supported by rising production volumes and attractive processing economics. The Petroleum Pipeline subsector also outperformed, also benefiting from increasing production volumes and generally improving demand.

The Propane subsector experienced the weakest, albeit positive, performance over the fiscal year given its modest exposure to resumed production growth and generally lower market beta. Similarly, the Other Energy subsector, which includes fuel distribution companies, also lagged the more production and beta sensitive subsectors over the reporting period.

Fund Review

Key contributors to the Invesco SteelPath MLP Select 40 Fund for fiscal year ended November 30, 2022 were EnLink Midstream, LLC (NYSE: ENLC) and Energy Transfer, LP (NYSE: ET).

ENLC outperformed over the period after announcing better-than-expected guidance for 2022. ENLC also announced a landmark agreement with ExxonMobil and CF Industries to capture and permanently store

2                         Invesco SteelPath MLP Select 40 Fund

up to the 2 million metric tons of carbon dioxide emissions annually from CF’s manufacturing complex in Louisiana. ENLC is a gathering and processing focused midstream company with strategic assets in the Permian basin, Mid-Continent and downstream markets along the Gulf Coast.

ET outperformed over the period after reporting strong earnings and increasing 2022 Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) guidance. Additionally, ET announced a dividend growth plan with the stated goal of returning the distribution to the pre-pandemic level of $1.22 per unit by 2023. ET was well positioned with one of the largest and most diversified portfolios of midstream assets in the United States, with a strategic footprint in all the major domestic production basins.

Key detractors from the Invesco SteelPath MLP Select 40 Fund during the fiscal year were NGL Energy Partners (NYSE: NGL) and Equitrans Midstream Corp. (NYSE: ETRN).

NGL underperformed over the period after reporting weaker-than-expected financial and operating results. NGL is a diversified midstream energy partnership that transports, treats, recycles and disposes of produced water generated as part of the energy production process as well as transports, stores, markets and provides other logistics services for crude oil and liquid hydrocarbons.

ETRN shares underperformed over the period as legal headwinds associated with the company’s Mountain Valley Pipeline project continued. ETRN’s base business of natural gas gathering and transportation in the Appalachian basin remains strong. Its largest customer is EQT Corporation, the largest natural gas producer in the United States.

Outlook

Midstream companies are generating significantly more free cash flow today than just a few years ago. The midstream energy sector shift to free cash flow has occurred as most sector participants sought to achieve materially higher distribution coverage as well as to retain internal cash to meet capital spending goals and to reduce leverage. However, we believe sector leverage is now largely in line with company targets and, since capital spending plans for the sector have become relatively moderate, we believe we will likely expect to see cash increasingly directed to distribution/dividend increases or share buybacks.

Further, over the past several years oil and gas producers, key customers of many midstream assets, have become, in our view, far more financially disciplined than in the past. Historically, today’s high pricing would entice oil and gas producers to massively increase capital spending, potentially resulting in a likewise massive cut to capital spending and balance sheet concerns should prices subsequently retreat. Today, capital spending is being restrained as producers remain committed to achieving strong return metrics and returning profits to shareholders.

We believe this change in producer financial discipline is healthy for midstream as well. Ratable producer spending means midstream providers are not being asked to rapidly build new capacity that then may be underutilized after a retraction in commodity pricing. Also, should commodity pricing retreat, we believe producers’ spending is likely to be less impacted, which we expect would result in more stable midstream volumes than past periods of commodity price pullbacks.

Despite these macro and company fundamental improvements, midstream equities trade at valuations substantially below the five- and 10-year averages. Therefore, we continue to believe the sector may provide investors an attractive yield and total return experience over the coming years despite the looming threat of a potential recession.

All data, unless otherwise noted, sourced from Bloomberg LP as of 11/30/2022.

1 Source: Wells Fargo, as of 11/30/2022

Portfolio managers:

Stuart Cartner

Brian Watson

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                         Invesco SteelPath MLP Select 40 Fund

Your Fund’s Long-Term Performance

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                         Invesco SteelPath MLP Select 40 Fund

Average Annual Total Returns
As of 11/30/22, including maximum applicable sales charges
Class A Shares
Inception (3/31/10)	4.15%
10 Years	2.77
5 Years	4.20
1 Year	22.78
Class C Shares
Inception (7/14/11)	3.17%
10 Years	2.75
5 Years	4.57
1 Year	27.85
Class R Shares
10 Years	3.11%
5 Years	5.13
1 Year	29.47
Class Y Shares
Inception (3/31/10)	4.88%
10 Years	3.60
5 Years	5.59
1 Year	29.83
Class R5 Shares
10 Years	3.47%
5 Years	5.62
1 Year	30.11
Class R6 Shares
Inception (6/28/13)	2.20%
5 Years	5.69
1 Year	29.92

Effective after the close of business on May 24, 2019, Class A, Class C, Class Y and Class I shares of the Oppenheimer SteelPath MLP Select 40 Fund (the predecessor fund), were reorganized into Class A, Class C, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer SteelPath MLP Select 40 Fund. Note: The Fund was subsequently renamed the Invesco SteelPath MLP Select 40 Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class Y and Class R6 shares are those for Class A, Class C, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R and R5 shares incepted after the close of business on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower.

    See current prospectus for more information.

5                         Invesco SteelPath MLP Select 40 Fund

Supplemental Information

Invesco SteelPath MLP Select 40 Fund’s investment objective is to seek total return.

•	Unless otherwise stated, information presented in this report is as of November 30, 2022, and is based on total net assets.
•	Unless otherwise noted, all data is provided by Invesco.
•	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

•	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
•	The Alerian MLP Index is designed to capture the performance of energy master limited partnerships (MLPs).
•	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
•	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

6                         Invesco SteelPath MLP Select 40 Fund

Fund Information

Portfolio Composition By Sector

By Sector	% of total net assets
Gathering & Processing	29.40%
Other Energy	23.65
Petroleum Pipeline Transportation	23.21
Diversified	22.75
Natural Gas Pipeline Transportation	1.42
Production & Mining	0.52
Terminalling & Storage	0.03
Money Market Funds Plus Other Assets Less Liabilities	(0.98)

Top 10 Master Limited Partnership and Related Entity Holdings*

% of total net assets
1. Energy Transfer L.P.	7.43%
2. MPLX L.P.	7.07
3. EnLink Midstream LLC	5.38
4. Westlake Chemical Partners L.P.	5.31
5. NuStar Energy L.P.	5.14
6. Antero Midstream Corp.	5.10
7. Targa Resources Corp.	5.03
8. Plains All American Pipeline L.P.	4.92
9. Western Midstream Partners L.P.	4.88
10. Magellan Midstream Partners L.P.	4.73

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of November 30, 2022.

7                         Invesco SteelPath MLP Select 40 Fund

Schedule of Investments

November 30, 2022

	Units	Value
Master Limited Partnerships And Related Entities —100.12%

Diversified—22.75%
Energy Transfer L.P.	10,539,771	$132,168,731
Enterprise Products Partners L.P.	3,203,254	79,472,732
MPLX L.P.	3,698,024	125,695,836
ONEOK, Inc.	120,000	8,030,400
TC Energy Corp. (a)	1,000	44,480
Williams Cos., Inc.	1,705,311	59,174,291
		404,586,470
Gathering & Processing—29.40%
Antero Midstream Corp.	8,008,017	90,730,833
Archrock, Inc.	7,579,561	66,017,976
Crestwood Equity Partners L.P.	201,000	5,953,620
DCP Midstream L.P.	1,002,978	39,457,154
EnLink Midstream LLC	7,432,715	95,584,715
Hess Midstream L.P., Class A	1,450,099	45,286,592
Summit Midstream Partners L.P. (b)	175,442	3,631,640
Targa Resources Corp.	1,201,763	89,399,149
Western Midstream Partners L.P.	3,101,189	86,771,279
		522,832,958
Natural Gas Pipeline Transportation—1.42%
Equitrans Midstream Corp.	3,020,694	25,343,620
Other Energy—22.79%
Arko Corp.	1,869,234	17,626,877
CrossAmerica Partners L.P. (c)	2,014,660	40,313,347
CSI Compressco L.P. (c)(d)	10,731,105	14,004,092
GasLog Partners L.P. (a)	1,182,985	9,428,390
Global Partners L.P. (c)	1,842,644	60,494,002
Suburban Propane Partners L.P.	1,040,176	17,121,297
Sunoco L.P.	1,919,886	82,439,905
USA Compression Partners L.P.	3,780,465	69,447,142
Westlake Chemical Partners L.P. (c)	4,076,769	94,377,202
		405,252,254
Petroleum Pipeline Transportation—23.21%
Chevron Corp.	139	25,480
Delek Logistics Partners L.P.	143,200	7,331,840
Genesis Energy L.P. (c)	7,443,966	78,682,721
Holly Energy Partners L.P.	2,324,219	43,509,380

	Units	Value
Petroleum Pipeline Transportation–(continued)
Magellan Midstream Partners L.P.	1,594,567	$84,033,681
NGL Energy Partners L.P. (b)(c)	7,304,972	8,546,817
NuStar Energy L.P. (c)	5,599,707	91,443,215
PBF Logistics L.P.	186,077	3,702,932
Phillips 66 Partners L.P.	500	54,220
Plains All American Pipeline L.P.	7,038,299	87,415,674
Plains GP Holdings L.P., Class A	601,000	7,951,230
		412,697,190
Production & Mining—0.52%
Alliance Resource Partners L.P.	386,938	9,174,300
Terminalling & Storage—0.03%
Martin Midstream Partners L.P.	190,345	622,428
Total Master Limited Partnerships And Related Entities (Cost $1,364,094,483)		1,780,509,220

Preferred Master Limited Partnerships And Related Entities—0.86%
Other Energy—0.86%
Global Partners L.P., 9.50%	100,000	2,550,000
Global Partners L.P., 9.75% (c)	474,954	12,700,270
Total Preferred Master Limited Partnerships And Related Entities (Cost $14,373,850)		15,250,270

	Shares
Money Market Funds—1.07%
Fidelity Treasury Portfolio, Institutional Class, 3.60% (Cost $18,940,167) (e)	18,940,167	18,940,167
TOTAL INVESTMENTS IN SECURITIES — 102.05% (Cost $1,397,408,500)		1,814,699,657
OTHER ASSETS LESS LIABILITIES — (2.05)%		(36,408,129)
NET ASSETS — 100%		$1,778,291,528

Investment Abbreviations:

LIBOR – London Interbank Offered Rate

Notes to Schedule of Investments:

(a)	Foreign security denominated in U.S. dollars.
(b)	Non-income producing.
(c)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the year ended November 30, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco SteelPath MLP Select 40 Fund

	Value November 30, 2021	Purchases at cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 11/31/2022	Dividends and Distributions
Investments in Other Affiliates:							Return of Capital	Capital Gains	Income
MLP Investments and Related Entities
CrossAmerica Partners L.P.	$49,966,294	$—	$(9,515,000)	$90,798	$4,789,541	$40,313,347	$(5,018,286)	$—	$—
CSI Compressco L.P.[i]	6,262,416	7,500,000	—	463,898	—	14,004,092	(222,222)	207,022	—
Genesis Energy L.P.	63,001,617	12,712,257	—	6,549,040	—	78,682,721	(3,580,193)	391,187	—
Global Partners L.P.	51,042,578	—	(11,348,000)	19,329,541	6,624,655	60,494,002	(5,154,772)	—	—
NGL Energy Partners L.P.	14,902,143	—	—	(6,355,326)	—	8,546,817	—	—	—
Nustar Energy L.P.	65,375,898	17,135,776	(2,618,655)	23,223,145	(3,838,618)	91,443,215	(7,834,331)	941,200	—
Westlake Chemical Partners	100,720,279	—	(6,647,159)	6,073,346	2,183,477	94,377,202	(7,952,741)	—	—
Preferred MLP Investments and Related Entities
Global Partners L.P. — Preferred	14,943,055	—	(2,537,783)	257,215	37,783	12,700,270	—	—	1,377,206
Global Partners L.P. — Preferredii	2,687,000	—	—	(137,000)	—	2,550,000	—	—	237,500
	$368,901,280	$37,348,033	$(32,666,597)	$49,494,657	$9,796,838	$403,111,666	$(29,762,545)	$1,539,409	$1,614,706

[i].	CSI Compressco L.P. Pipe restricted shares converted into CSI Compressco L.P. common shares on February 28, 2022.
ii.	As of November 30, 2022, the security was not considered as an affiliate of the Fund.

(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at November 30, 2022 represented less than 1% of the Fund’s Net Assets.

(e)	The rate shown is the 7-day SEC standardized yield as of November 30, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco SteelPath MLP Select 40 Fund

Statement of Assets and Liabilities

November 30, 2022

Assets:
Investments in unaffiliated securities, at value (cost $914,457,922)	$1,414,137,991
Investments in affiliates (cost $482,950,578)	400,561,666
Receivable For:
Fund shares sold	855,194
Dividends	108,096
Investment for trustee deferred compensation and retirement plans	95,565
Prepaid state income tax	192,695
AMT credit carryforward	26,932
Other assets	130,417
Total assets	1,816,108,556

Liabilities:
Deferred tax liability, net	34,507,669
Payables for:
Fund shares reacquired	1,028,732
Amount due custodian	43,333
Accrued fees to affiliates	1,607,960
Accrued interest expense	22,070
Accrued trustees’ and officers’ fees and benefits	5,271
Accrued other operating expenses	506,428
Trustee deferred compensation and retirement plans	95,565
Total liabilities	37,817,028
Net assets applicable to shares outstanding	$1,778,291,528

Net Assets consist of:
Shares of beneficial	$1,796,216,493
Distributable earnings (loss), net of taxes	(17,924,965)
$1,778,291,528

Net Assets:
Class A	$369,158,516
Class C	$190,470,834
Class R	$16,100,404
Class Y	$952,242,480
Class R5	$8,732
Class R6	$250,310,562

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	57,098,044
Class C	33,595,791
Class R	2,513,543
Class Y	138,510,104
Class R5	1,332
Class R6	36,044,959
Class A:
Net asset value per share	$6.47
Maximum offering price per share (net asset value $6.47 ÷ 94.50%)	$6.85
Class C:
Net asset value and offering price per share	$5.67
Class R:
Net asset value and offering price per share	$6.41
Class Y:
Net asset value and offering price per share	$6.87
Class R5:
Net asset value and offering price per share	$6.56
Class R6:
Net asset value and offering price per share	$6.94

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco SteelPath MLP Select 40 Fund

Statement of Operations

For the year ended November 30, 2022

Investment Income:
Distributions and dividends ($1,614,706 income from affiliates)	$130,294,661
Less: return of capital on distributions and dividends ($29,762,545 from affiliates)	(116,399,810)
Less: return of capital on distributions and dividends in excess of cost basis ($1,539,409 from affiliates)	(5,450,687)
Total investment income	8,444,164

Expenses:
Advisory fees	12,327,382
Administrative services fees	606,654
Custodian fees	110,994
Distribution Fees:
Class A	838,415
Class C	1,942,976
Class R	44,865
Transfer agent fees—A, C, R and Y	2,024,511
Transfer agent fees—R5	4
Transfer agent fees—R6	73,736
Interest, facilities and maintenance fees	542,321
State income tax expense	275,990
Trustees’ and officers’ fees and benefits	32,056
Registration and filing fees	125,116
Reports to shareholders	87,862
Professional services fees	140,796
Other	32,193
Total expenses, before waivers and deferred taxes	19,205,871
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(720,908)
Net expenses, before deferred taxes	18,484,963
Net investment income (loss), before taxes	(10,040,799)
Net deferred tax benefit	10,974,579
Net investment income net of deferred taxes	933,780

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities (net return of capital in excess of cost basis of $3,911,278)
(includes net losses from securities sold to affiliates of $15,380,852)	78,999,518
Affiliated investment securities (net return of capital in excess of cost basis of $1,539,409)	9,796,838
Net deferred tax benefit	46,574,505
Net realized gain, net of deferred taxes	135,370,861
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	361,528,952
Affiliated investment securities	49,494,657
Net deferred tax (expense) benefit	(92,056,753)
Net change in unrealized appreciation, net of deferred taxes	318,966,856
Net realized and unrealized gain net of deferred taxes	454,337,717
Net increase in net assets resulting from operations	$455,271,497

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco SteelPath MLP Select 40 Fund

Statement of Changes in Net Assets

For the years ended November 30, 2022 and 2021

	2022	2021
Operations:
Net investment income (loss), net of deferred taxes	$933,780	$(573,551)
Net realized gain (loss), net of deferred taxes	135,370,861	(11,848,063)
Change in net unrealized appreciation, net of deferred taxes	318,966,856	637,999,981
Net increase in net assets resulting from operations	455,271,497	625,578,367

Distribution to shareholders from distributable earnings:
Class A	(10,346,409)	—
Class C	(6,676,290)	—
Class R	(294,917)	—
Class Y	(28,115,820)	—
Class R5	(249)	—
Class R6	(6,993,958)	—
Total distributions from distributable earnings	(52,427,643)	—

Return of Capital:
Class A	(15,305,634)	(24,342,256)
Class C	(9,876,358)	(19,541,473)
Class R	(436,276)	(58,047)
Class Y	(41,592,248)	(84,016,653)
Class R5	(369)	(618)
Class R6	(10,346,291)	(27,169,169)
Total return of capital	(77,557,176)	(155,128,216)
Total Distribution	(129,984,819)	(155,128,216)

Share transactions-net:
Class A	21,465,394	22,373,009
Class C	(28,537,002)	(45,400,228)
Class R	13,387,111	1,503,679
Class Y	(156,023,014)	(267,162,298)
Class R6	(36,249,147)	(296,110,422)
Net increase (decrease) in net assets resulting from share transactions	(185,956,658)	(584,796,260)
Net increase (decrease) in net assets	139,330,020	(114,346,109)

Net assets:
Beginning of year	1,638,961,508	1,753,307,617
End of year	$1,778,291,528	$1,638,961,508

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco SteelPath MLP Select 40 Fund

Financial Highlights

	Years Ended November 30,
Class A	2022	2021	2020	2019	2018*
Per share operating data
Net asset value, beginning of period	$5.37	$4.18	$6.14	$7.36	$8.13
Net investment income (loss)(a)	(0.00)	(0.01)	(0.03)	(0.03)	(0.08)
Return of capital(a)	0.31	0.28	0.35	0.43	0.46
Net realized and unrealized gains (losses)	1.25	1.38	(1.69)	(0.91)	(0.44)
Total from investment operations	1.56	1.65	(1.37)	(0.51)	(0.06)
Less:
Return of capital	(0.28)	(0.46)	(0.59)	(0.59)	(0.51)
Dividends from net investment income	(0.18)	—	—	(0.12)	(0.20)
Total distributions	(0.46)	(0.46)	(0.59)	(0.71)	(0.71)
Net asset value, end of period	$6.47	$5.37	$4.18	$6.14	$7.36
Total return(b)	29.87%	40.08%	(21.63)%	(7.89)%	(1.06)%
Net assets, end of period (000’s omitted)	$369,159	$287,740	$205,529	$304,235	$392,897
Portfolio turnover rate	11%	18%	30%	23%	24%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	1.20%	1.25%	1.26%	1.20%	1.23%
Expense (waivers)	(0.05)%	(0.07)%	(0.07)%	(0.06)%	(0.10	)%(c)
With fee waiver and/or expense reimbursement, before taxes(d)	1.15%	1.18%	1.19%	1.14%	1.13%
Deferred tax expense (benefit)(e)	1.96%	–%	–%	–%	0.00%
With fee waivers and/or expense reimbursements, after taxes	3.11%	1.18%	1.19%	1.14%	1.13%

Ratio of investment income (loss):
Ratio of net investment income (loss) before taxes	(0.71)%	(0.21)%	(0.65)%	(0.45)%	(1.04)%
Net of expense (waivers) and before deferred tax benefit (expense)	(0.66)%	(0.15)%	(0.58)%	(0.39)%	(0.94)%
Deferred tax benefit (expense)(f)	0.62%	–%	–%	–%	–%
Ratio of net investment income (loss), after taxes	(0.04)%	(0.15)%	(0.58)%	(0.39)%	(0.94)%

*	The financial highlights for the year ended November 30, 2018 reflect restated values. See Note 10-Restatement in the Notes to Financials Statements for the year ended November 30, 2018.
(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(d)

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.10%, 1.10%, 1.10%, 1.10% and 1.10% for the years ended November 30, 2022, 2021, 2020, 2019 and 2018, respectively.

(e)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(f)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco SteelPath MLP Select 40 Fund

Financial Highlights–(continued)

	Years Ended November 30,
Class C	2022	2021	2020	2019	2018*
Per share operating data
Net asset value, beginning of period	$4.79	$3.80	$5.69	$6.92	$7.74
Net investment income (loss)(a)	(0.04)	(0.04)	(0.05)	(0.08)	(0.13)
Return of capital(a)	0.27	0.25	0.32	0.40	0.46
Net realized and unrealized gains (losses)	1.11	1.24	(1.57)	(0.84)	(0.44)
Total from investment operations	1.34	1.45	(1.30)	(0.52)	(0.11)
Less:
Return of capital	(0.28)	(0.46)	(0.59)	(0.59)	(0.51)
Dividends from net investment income	(0.18)	—	—	(0.12)	(0.20)
Total distributions	(0.46)	(0.46)	(0.59)	(0.71)	(0.71)
Net asset value, end of period	$5.67	$4.79	$3.80	$5.69	$6.92
Total return(b)	28.85%	38.77%	(22.13)%	(8.56)%	(1.79)%
Net assets, end of period (000’s omitted)	$190,471	$187,341	$186,444	$324,931	$427,772
Portfolio turnover rate	11%	18%	30%	23%	24%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	1.95%	2.00%	2.01%	1.96%	1.98%
Expense (waivers)	(0.05)%	(0.07)%	(0.07)%	(0.06)%	(0.10	)%(c)
With fee waiver and/or expense reimbursement, before taxes(d)	1.90%	1.93%	1.94%	1.90%	1.88%
Deferred tax expense (benefit)(e)	1.96%	—%	—%	—%	—%
With fee waivers and/or expense reimbursements, after taxes	3.86%	1.93%	1.94%	1.90%	1.88%

Ratio of investment income (loss):
Ratio of net investment income (loss) before taxes	(1.46)%	(0.96)%	(1.40)%	(1.21)%	(1.79)%
Net of expense (waivers) and before deferred tax benefit (expense)	(1.41)%	(0.90)%	(1.33)%	(1.15)%	(1.69)%
Deferred tax benefit (expense)(f)	0.62%	—%	—%	—%	—%
Ratio of net investment income (loss), after taxes	(0.79)%	(0.90)%	(1.33)%	(1.15)%	(1.69)%

*	The financial highlights for the year ended November 30, 2018 reflect restated values. See Note 10-Restatement in the Notes to Financials Statements for the year ended November 30, 2018.
(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(d)

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.85%, 1.85%, 1.85%, 1.86% and 1.85% for the years ended November 30, 2022, 2021, 2020, 2019 and 2018, respectively.

(e)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(f)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco SteelPath MLP Select 40 Fund

Financial Highlights–(continued)

					Period ended November 30, 2019(a)
	Years Ended November 30,
Class R	2022		2021	2020
Per share operating data
Net asset value, beginning of period	$5.34		$4.17	$6.13	$7.56
Net investment income (loss)(b)	(0.02)		(0.02)	(0.04)	(0.02)
Return of capital(b)	0.31		0.29	0.35	0.22
Net realized and unrealized gains (losses)	1.24		1.36	(1.68)	(1.20)
Total from investment operations	1.53		1.63	(1.37)	(1.02)
Less:
Return of capital	(0.28)		(0.46)	(0.59)	(0.34)
Dividends from net investment income	(0.18)		—	—	(0.07)
Total distributions	(0.46)		(0.46)	(0.59)	(0.41)
Net asset value, end of period	$6.41		$5.34	$4.17	$6.13
Total return(c)	29.47%		39.69%	(21.66)%	(13.94)%
Net assets, end of period (000’s omitted)	$16,100		$1,681	$248	$419
Portfolio turnover rate	11%		18%	30%	23%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	1.45	%(d)	1.50%	1.51%	1.46	%(d)
Expense (waivers)	(0.05	)%(d)	(0.07)%	(0.07)%	(0.06	)%(d)
With fee waiver and/or expense reimbursement, before taxes(e)	1.40	%(d)	1.43%	1.44%	1.40	%(d)
Deferred tax expense (benefit)(f)	1.96	%(d)	—%	—%	—	%(d)
With fee waivers and/or expense reimbursements, after taxes	3.36	%(d)	1.43%	1.44%	1.40	%(d)

Ratio of investment income (loss):
Ratio of net investment income (loss) before taxes	(0.96	)%(d)	(0.46)%	(0.90)%	(0.71	)%(d)
Net of expense (waivers) and before deferred tax benefit (expense)	(0.91	)%(d)	(0.40)%	(0.83)%	(0.65	)%(d)
Deferred tax benefit (expense)(g)	0.62	%(d)	—%	—%	—	%(d)
Ratio of net investment income (loss), after taxes	(0.29	)%(d)	(0.40)%	(0.83)%	(0.65	)%(d)

(a)	Commencement date after the close of business on May 24, 2019.
(b)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Annualized.
(e)

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.35%, 1.35%, 1.35% and 1.36% for the years ended November 30, 2022, 2021 and 2020 and the period ended November 30, 2019, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco SteelPath MLP Select 40 Fund

Financial Highlights–(continued)

	Years Ended November 30,
Class Y	2022	2021	2020	2019	2018*
Per share operating data
Net asset value, beginning of period	$5.68	$4.39	$6.38	$7.61	$8.37
Net investment income (loss)(a)	0.01	0.01	(0.02)	(0.01)	(0.06)
Return of capital(a)	0.32	0.30	0.37	0.45	0.46
Net realized and unrealized gains (losses)	1.32	1.44	(1.75)	(0.96)	(0.45)
Total from investment operations	1.65	1.75	(1.40)	(0.52)	(0.05)
Less:
Return of capital	(0.28)	(0.46)	(0.59)	(0.59)	(0.51)
Dividends from net investment income	(0.18)	—	—	(0.12)	(0.20)
Total distributions	(0.46)	(0.46)	(0.59)	(0.71)	(0.71)
Net asset value, end of period	$6.87	$5.68	$4.39	$6.38	$7.61
Total return(b)	29.83%	40.47%	(21.26)%	(7.76)%	(0.91)%
Net assets, end of period (000’s omitted)	$952,242	$923,220	$936,181	$1,540,550	$1,679,094
Portfolio turnover rate	11%	18%	30%	23%	24%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	0.95%	1.00%	1.01%	0.95%	0.98%
Expense (waivers)	(0.05)%	(0.07)%	(0.07)%	(0.06)%	(0.10	)%(c)
With fee waiver and/or expense reimbursement, before taxes(d)	0.90%	0.93%	0.94%	0.89%	0.88%
Deferred tax expense (benefit)(e)	1.96%	—%	—%	—%	—%
With fee waivers and/or expense reimbursements, after taxes	2.86%	0.93%	0.94%	0.89%	0.88%

Ratio of investment income (loss):
Ratio of net investment income (loss) before taxes	(0.46)%	0.04%	(0.40)%	(0.20)%	(0.79)%
Net of expense (waivers) and before deferred tax benefit (expense)	(0.41)%	0.10%	(0.33)%	(0.14)%	(0.69)%
Deferred tax benefit (expense)(f)	0.62%	—%	—%	—%	0.00%
Ratio of net investment income (loss), after taxes	0.21%	0.10%	(0.33)%	(0.14)%	(0.69)%

*	The financial highlights for the year ended November 30, 2018 reflect restated values. See Note 10-Restatement in the Notes to Financials Statements for the year ended November 30, 2018.
(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(d)

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.85%, 0.85%, 0.85%, 0.85% and 0.85% for the years ended November 30, 2022, 2021, 2020, 2019 and 2018, respectively.

(e)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(f)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco SteelPath MLP Select 40 Fund

Financial Highlights–(continued)

				Period ended November 30, 2019(a)
	Years Ended November 30,
Class R5	2022	2021	2020
Per share operating data
Net asset value, beginning of period	$5.43	$4.21	$6.15	$7.56
Net investment income (loss)(b)	0.02	0.01	(0.01)	(0.00	)(c)
Return of capital(b)	0.31	0.29	0.35	0.22
Net realized and unrealized gains (losses)	1.26	1.38	(1.69)	(1.22)
Total from investment operations	1.59	1.68	(1.35)	(1.00)
Less:
Return of capital	(0.28)	(0.46)	(0.59)	(0.34)
Dividends from net investment income	(0.18)	—	—	(0.07)
Total distributions	(0.46)	(0.46)	(0.59)	(0.41)
Net asset value, end of period	$6.56	$5.43	$4.21	$6.15
Total return(d)	30.11%	40.53%	(21.24)%	(13.67)%
Net assets, end of period (000’s omitted)	$9	$7	$6	$8
Portfolio turnover rate	11%	18%	30%	23%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes	0.84%	0.86%	0.87%	0.84	%(e)
Deferred tax expense (benefit)(g)	1.96%	—%	—%	—	%(e)
With fee waivers and/or expense reimbursements, after taxes	2.80%	0.86%	0.87%	0.84	%(e)

Ratio of investment income (loss):
Ratio of net investment income (loss) before taxes	(0.36)%	0.17%	(0.26)%	(0.09	)%(e)
Deferred tax benefit (expense)(h)	0.62%	—%	—%	—	%(e)
Ratio of net investment income (loss), after taxes	0.26%	0.17%	(0.26)%	(0.09	)%(e)

(a)	Commencement date after the close of business on May 24, 2019.
(b)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(c)	Rounds to less than (0.005).
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(e)	Annualized.
(f)

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.79%, 0.78%, 0.78% and 0.80% for the years ended, November 30, 2022, 2021 and 2020 and the period ended November 30, 2019, respectively.

(g)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(h)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco SteelPath MLP Select 40 Fund

Financial Highlights–(continued)

	Years Ended November 30,
Class R6	2022	2021	2020	2019		2018*
Per share operating data
Net asset value, beginning of period	$5.73	$4.42	$6.42	$7.64		$8.39
Net investment income (loss)(a)	0.02	0.01	(0.01)	(0.00	)(b)	(0.05)
Return of capital(a)	0.33	0.29	0.37	0.42		0.46
Net realized and unrealized gains (losses)	1.32	1.47	(1.77)	(0.93)		(0.45)
Total from investment operations	1.67	1.77	(1.41)	(0.51)		(0.04)
Less:
Return of capital	(0.28)	(0.46)	(0.59)	(0.59)		(0.51)
Dividends from net investment income	(0.18)	—	—	(0.12)		(0.20)
Total distributions	(0.46)	(0.46)	(0.59)	(0.71)		(0.71)
Net asset value, end of period	$6.94	$5.73	$4.42	$6.42		$7.64
Total return(c)	29.92%	40.65%	(21.29)%	(7.59)%		(0.78)%
Net assets, end of period (000’s omitted)	$250,311	$238,973	$424,900	$810,225		$702,381
Portfolio turnover rate	11%	18%	30%	23%		24%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
Without fee waivers and/or expense reimbursements, before taxes(d)	0.84%	0.86%	0.88%	0.81%		0.81%
Deferred tax expense (benefit)(e)	1.96%	—%	—%	—%		—%
With fee waivers and/or expense reimbursements, after taxes	2.80%	0.86%	0.88%	0.81%		0.81%

Ratio of investment income (loss):
Ratio of net investment income (loss) before taxes	(0.36)%	0.17%	(0.27)%	(0.06)%		(0.62)%
Deferred tax benefit (expense)(f)	0.62%	—%	—%	—%		—%
Ratio of net investment income (loss), after taxes	0.26%	0.17%	(0.27)%	(0.06)%		(0.62)%

*	The financial highlights for the year ended November 30, 2018 reflect restated values. See Note 10-Restatement in the Notes to Financials Statements for the year ended November 30, 2018.
(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(b)	Rounds to less than (0.005).
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.79%, 0.78%, 0.79%, 0.77% and 0.78% for the years ended November 30, 2022, 2021, 2020, 2019 and 2018, respectively.

(e)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(f)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco SteelPath MLP Select 40 Fund

Notes to Financial Statements

November 30, 2022

NOTE 1—Significant Accounting Policies

Invesco SteelPath MLP Select 40 Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

19                         Invesco SteelPath MLP Select 40 Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders – Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

E.

Master Limited Partnerships – The Fund primarily invests in MLPs. MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. For the year ended November 30, 2022, the federal income tax rate is 21%. The Fund is currently using an estimated rate of 1.4% for state and local tax, net of federal tax expense.

The Fund’s income tax provision consists of the following as of November 30, 2022:

Current tax (expense) benefit
Federal	$—
State	—
Total current tax (expense) benefit	$—

Deferred tax (expense) benefit
Federal	$(101,413,847)
State	(7,288,140)
Valuation allowance	74,194,318
Total deferred tax (expense) benefit	$ (34,507,669)

20                         Invesco SteelPath MLP Select 40 Fund

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	% Effect
Application of Federal statutory income tax rate	$(102,853,626)	(21.00)%
State income taxes net of federal benefit	(6,856,908)	(1.40)%
Effect of state tax rate change	(656,589)	(0.13)%
Effect of permanent differences	682,253	0.14%
Return to provision adjustments	982,883	0.20%
Change in valuation allowance	74,194,318	15.15%
Total income tax (expense) benefit	$(34,507,669)	(7.04)%

For the year ended November 30, 2022, the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 7.04% differed from the combined federal and state statutory tax rate of 22.40% due in large part to the change in valuation allowance primarily as a result of the change in unrealized appreciation.

The Fund intends to invest its assets primarily in MLP, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP, the Fund reports its allocable share of the MLP taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses (“NOL”) and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

In determining a valuation allowance, the Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards were limited as a result of shareholder transactions or were likely to expire unused, and unrealized gains and losses on investments. Consideration was also given to market cycles, the severity and duration of historical deferred tax assets, the impact of redemptions, and the level of MLP distributions.

Through the consideration of these factors, the Fund has determined that it is more likely than not that the Fund’s deferred tax assets would be realized through future taxable income of the appropriate character.

From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on or expirations of the Fund’s NOL and capital loss carryovers (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2022 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) — Federal	$ 50,125,864
Net operating loss carryforward (tax basis) — State	7,183,197
Excess business interest expense carryforward	3,936,495
Capital loss carryforward (tax basis)	96,535,409
Book to tax differences — Income recognized from MLPs	1,414,198
Organizational Costs	1,281
Valuation allowance	—
Total deferred tax asset	$ 159,196,444

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(193,704,113)
Total deferred tax liability	(193,704,113)
Total net deferred tax asset (liability)	$ (34,507,669)

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2022, the Fund paid $5,046 in interest and penalties associated with the underpayment of income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months. Generally, the Fund is subject to examinations by taxing authorities for up to three years after the filing of the return for the tax period. All relevant periods are still open for examination.

21                         Invesco SteelPath MLP Select 40 Fund

At November 30, 2022, the Fund had net operating loss carryforwards for federal income tax purposes as follows:

Expiration date for expiring net operating loss carryforwards
11/30/2035	$103,066,033
11/30/2036	116,663,848
11/30/2037	10,613,012
11/30/2038	52,935
Total expiring net operating loss carryforwards	$230,395,828
Total non-expiring net operating loss carryforwards	$8,303,556
Total net operating loss carryforwards	$238,699,384

At November 30, 2022, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2025	$299,864,805
11/30/2026	131,096,842
Total	$430,961,647

During the year ended November 30, 2022, the Fund estimates that it will utilize $59,162,422 of capital loss carryforward.

At November 30, 2022, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$949,733,391
Gross Unrealized Appreciation	$913,024,155
Gross Unrealized Depreciation	(48,057,889)
Net Unrealized Appreciation on Investments	$864,966,266

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit.

J.

Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

K.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

N.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $3 billion	0.70%
Next $2 billion	0.68%
Over $5 billion	0.65%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended November 30, 2022, the effective advisory fee rate incurred by the Fund was 0.70%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate

22                         Invesco SteelPath MLP Select 40 Fund

sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least March 31, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.10%, 1.85%, 1.35%, 0.85%, 0.84% and 0.79%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on March 31, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended November 30, 2022, the Adviser contractually reimbursed class level expenses of $158,577, $92,610, $4,595 and $465,126 for Class A, Class C, Class R and Class Y, respectively.

The Trust has entered into an administration and fund accounting agreement with UMB Fund Services, Inc. (“UMB”) pursuant to which UMB shall provide administration and fund accounting services to the Fund. The Trust and the Adviser have entered into a Master Administrative Services Agreement (“Administrative Services Agreement”) pursuant to which the Adviser may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by the Adviser under the Investment Advisory Agreement. The Adviser may only receive fees for administrative services under the Administrative Services Agreement to the extent that those fees assessed under the agreement are in excess of the fees paid to UMB. For the year ended November 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Additionally, Invesco has entered into service agreements whereby UMB Bank, n.a., serves as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended November 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended November 30, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended November 30, 2022, IDI advised the Fund that IDI retained $93,729 in front-end sales commissions from the sale of Class A shares and $16,895 and $12,477 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended November 30, 2022, the Fund incurred $21,950 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of November 30, 2022, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended November 30, 2022, the Fund engaged in securities purchases of $15,437,700 and securities sales of $42,993,308, which resulted in net realized gains of $15,380,852.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred

23                         Invesco SteelPath MLP Select 40 Fund

compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances and Borrowings

Effective September 28, 2022, the Fund entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $400 million, collectively by certain Invesco Funds, and which will expire on September 27, 2023. Prior to September 28, 2022, the revolving credit and security agreement permitted borrowings up to $500 million. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement. During the year ended November 30, 2022, the Fund did not borrow under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with UMB Bank, n.a., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended November 30, 2022 was $189,764,489 and $411,268,164 respectively.

NOTE 8—Share Information

	Summary of Share Activity
	Year ended		Year ended
	November 30, 2022(a)		November 30, 2021
	Shares	Amount	Shares	Amount
Sold:
Class A	9,630,818	$58,468,077	11,756,140	$59,730,931
Class C	3,414,178	18,339,010	4,694,706	21,177,255
Class R	2,529,072	15,367,818	281,605	1,641,047
Class Y	29,257,818	188,112,534	62,137,967	343,303,568
Class R6	6,836,101	44,162,841	6,720,386	35,571,182
Issued as reinvestment of dividends:
Class A	2,461,843	15,192,287	2,627,060	14,064,345
Class C	1,825,821	9,955,316	2,495,362	11,962,772
Class R	118,496	729,627	10,296	56,600
Class Y	5,322,758	34,774,125	8,681,239	48,324,834
Class R6	1,344,789	8,862,621	2,903,174	15,958,414
Automatic Conversion of Class C shares to Class A shares:
Class A	4,872,755	29,166,862	6,311,039	32,883,646
Class C	(5,504,038)	(29,166,862)	(7,006,317)	(32,883,646)
Reacquired:
Class A	(13,415,028)	(81,361,832)	(16,262,286)	(84,305,913)
Class C	(5,216,621)	(27,664,466)	(10,198,983)	(45,656,609)
Class R	(448,909)	(2,710,334)	(36,552)	(193,968)
Class Y	(58,739,734)	(378,909,673)	(121,412,854)	(658,790,700)
Class R6	(13,870,209)	(89,274,609)	(63,973,933)	(347,640,018)
Net Increase (decrease) in share activity	(29,580,090)	$(185,956,658)	(110,271,951)	$(584,796,260)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 60% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

24                         Invesco SteelPath MLP Select 40 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco SteelPath MLP Select 40 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco SteelPath MLP Select 40 Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statement of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For the year ended November 30, 2022, November 30, 2021, November 30, 2020, and November 30, 2019 for Class A, Class C, Class Y and Class R6

For the year ended November 30, 2022, November 30, 2021 and November 30, 2020 and the period May 24, 2019 (commencement of operations) through November 30, 2019 for Class R and Class R5

The financial statements of Invesco SteelPath MLP Select 40 Fund (formerly known as Oppenheimer SteelPath MLP Select 40 Fund) as of and for the year ended November 30, 2018 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 25, 2019, except for the effects of the restatement discussed in Note 10 (not presented herein) to the financial statements appearing under Item 1 of the Fund’s 2018 annual report on Form N-CSR, as to which the date is March 29, 2020, expressed an unqualified opinion on those financial statements and financial highlights and included a paragraph regarding the correction of a misstatement in the 2015 – 2018 financial statements.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

January 30, 2023

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

25                         Invesco SteelPath MLP Select 40 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2022 through November 30, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL
	Beginning Account Value (06/1/2022)	Ending Account Value (11/30/2022)¹	Expenses Paid During Period[2]	Ending Account Value (11/30/2022)¹	Expenses Paid During Period[2]	Annualized Expense Ratio
CLASS A	$1,000.00	$1,030.40	$26.26	999.10	25.86	5.16%
CLASS C	1,000.00	1,025.60	30.01	995.40	29.56	5.91
CLASS R	1,000.00	1,029.00	27.52	997.90	27.10	5.41
CLASS Y	1,000.00	1,030.10	24.99	1,000.40	24.62	4.91
CLASS R5	1,000.00	1,031.50	24.70	1,000.60	24.32	4.85
CLASS R6	1,000.00	1,029.80	24.68	1,000.60	24.32	4.85

[1]

The actual ending account value is based on the actual total return of the Fund for the period June 1, 2022 through November 30, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

26                         Invesco SteelPath MLP Select 40 Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco SteelPath MLP Select 40 Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board noted an accounting matter that required that certain historical financial statements for the Fund be restated in 2020 and that certain shareholders be reimbursed for transactions made at incorrect net asset values, and considered information regarding steps Invesco Advisers took and continues to take to remediate the matter. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Alerian MLP Infrastructure Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one, three and five year periods (the first

27                         Invesco SteelPath MLP Select 40 Fund

quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that the Lipper category includes funds taxed as traditional mutual funds as well as those taxed as C-corporations (such as the Fund) and discussed how such taxation status can impact relative performance. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

28                         Invesco SteelPath MLP Select 40 Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco SteelPath MLP Select 40 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads): Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School—Texas A&M University Formerly: Dean of Mays Business School—Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management—Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	189	Formerly: Member of the Cartica Funds Board of Directors (private investment funds); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor).

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism);

T-2                         Invesco SteelPath MLP Select 40 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America.
Officers
Sheri Morris — 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds;Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.;Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-3                         Invesco SteelPath MLP Select 40 Fund

Trustees and Officers—(continued)

T-4                         Invesco SteelPath MLP Select 40 Fund

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company);Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd./Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey—1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; and Assistant Vice President, The Invesco Funds

			N/A	N/A

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Adrien Deberghes—1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds.

Formerly, Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5021

Custodian

UMB Bank n.a.,

1010 Grand Boulevard

Kansas City, MO 64106

T-5                         Invesco SteelPath MLP Select 40 Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	O-SPMS40-AR-1

ITEM 2.        CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.        AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli. Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.        PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following two matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Senior Associate and one PwC Partner each held financial interests directly in an investment company within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively the “Invesco Funds Investment Company Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of SEC Regulation S-X. In reporting each matter to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the financial interests were not material to the net worth of each individual or his or her respective immediate family members and the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions. In addition, PwC considered that the audit services performed by the PwC Senior Associate were reviewed by team members at least two levels higher than the individual and the individual did not have any decision making responsibility for matters that materially affected the audit and that the PwC Partner provided non-audit services that were not relied upon by the audit engagement team in the audits of the financial statements of the Funds. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded, individually for each matter and in the aggregate, that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2022	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021

Audit Fees	$ 153,491	$ 149,647
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 314,700	$ 363,200
All Other Fees	$ 0	$ 0
Total Fees	$ 468,191	$ 512,847
(1)

Tax Fees for the fiscal years ended November 30, 2022 and November 30, 2021 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$ 760,000	$ 760,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 760,000	$ 760,000

(1)	Audit-Related Fees for the fiscal years ended 2022 and 2021 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $7,434,000 for the fiscal year ended November 30, 2022 and $5,910,000 for the fiscal year ended November 30, 2021. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $8,508,700 for the fiscal year ended November 30, 2022 and $7,033,200 for the fiscal year ended November 30, 2021.

PwC provided audit services to the Investment Company complex of approximately $31 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of January 12, 2023, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of January 12, 2023, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	February 2, 2023

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	February 2, 2023

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	February 2, 2023